August 31, 2018
(as revised June 12, 2019)
2018 Prospectus
►	iShares Global REIT ETF | REET | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“FTSE®” is a trademark of the London Stock Exchange Group companies, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts (“NAREIT”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and each is used by FTSE International Limited (“FTSE”) under license. The FTSE EPRA Nareit Global REITs Index is calculated by FTSE. Neither FTSE, Euronext N.V., NAREIT nor EPRA sponsor, endorse or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights within the index values and constituent list vest in FTSE, Euronext N.V., NAREIT and EPRA. BlackRock Fund Advisors and its affiliates have obtained full license from FTSE to use such intellectual property rights in the creation of this product. These marks have been licensed for use for certain purposes by BlackRock Fund Advisors and its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® GLOBAL REIT ETF
Ticker: REET	Stock Exchange: NYSE Arca
Investment Objective
The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.14%	None	None	0.14%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the FTSE EPRA Nareit Global REITs Index (the “Underlying Index”), which is designed to track the performance of publicly-listed real estate investment trusts (“REITs”) (or their local equivalents) in both developed and emerging markets. The index components must qualify for REIT (or its local equivalent) status in their country of domicile and meet certain liquidity, size, and earnings before interest, taxes, depreciation and amortization (EBITDA) requirements. Components are adjusted for free float and foreign ownership limits. As of April 30, 2018, the Underlying Index was comprised of stocks of companies in the following countries or regions: Australia, Belgium, Canada, China, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Singapore, South Africa, Spain, Turkey, the United Kingdom (the “U.K.”) and the U.S. The Underlying Index may include large-, mid- or small-capitalization companies. As of April 30,
2018, a significant portion of the Underlying Index is represented by REITs. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by FTSE International Limited (“FTSE” or the “Index Provider”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of this prospectus (“the Prospectus”)), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, the Index Provider, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than holders of preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in the affected region.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Real Estate Investment Risk. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs, which expose investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially magnify the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activity, and could decrease the market prices for REITs and for properties held by such REITs.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s year-to-date return as of June 30, 2018 was 0.70%.
The best calendar quarter return during the periods shown above was 6.90% in the 1st quarter of 2016; the worst was -7.89% in the 2nd quarter of 2015.
Updated performance information may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2017)
	One Year	Since Fund Inception
(Inception Date: 7/8/2014)
Return Before Taxes	7.58%	5.64%
Return After Taxes on Distributions[2]	5.93%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares[2]	4.41%	3.60%
FTSE EPRA Nareit Global REITs Index (formerly known as FTSE EPRA/NAREIT Global REITs Index) (Index returns do not reflect deductions for fees, expenses, or taxes)	6.80%	4.92%

[2]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Rachel Aguirre, Diane Hsiung, Jennifer Hsui, Alan Mason, Greg Savage and Amy Whitelaw (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsiung, Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2014. Mr. Mason has been a Portfolio Manager of the Fund since 2016. Ms. Aguirre and Ms. Whitelaw have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE EPRA/NAREIT Global REITs Index to the FTSE EPRA Nareit Global REITs Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that may not be representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing
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strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
Under continuous listing standards adopted by the Fund's listing exchange, which went into effect on January 1, 2018, the Fund is required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund is required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such non-compliance may result in the Fund being delisted by the listing exchange.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that
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are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Currency Risk. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency, even if such currency value of the Fund's holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.
Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may
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render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than holders of preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be
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underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to the Underlying Index may expose the Fund to additional tracking error risk, which is the risk that the Fund's returns may not track those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become less liquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund invests in securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares
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fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments.
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National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation, nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:
■	Lower levels of liquidity and market efficiency;
■	Greater securities price volatility;
■	Exchange rate fluctuations and exchange controls;
■	Less availability of public information about issuers;
■	Limitations on foreign ownership of securities;
■	Imposition of withholding or other taxes;
■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
■	Higher transaction and custody costs and delays in settlement procedures;
■	Difficulties in enforcing contractual obligations;
■	Lower levels of regulation of the securities markets;
■	Weaker accounting, disclosure and reporting requirements; and
■	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the U.S.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Real Estate Investment Risk. The Fund invests in Real Estate Companies, such as REITs, which expose investors to the risks of owning real estate directly, as well as to
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risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activity, and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares,
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which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to length and expense, the validity of the terms of the applicable loan may not be enforced in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The U.S. federal tax requirement that a
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REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash
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collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A., the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit.
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Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
Australasian Economic Risk. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the energy, agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the U.S. as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.
Close-out Risk for Qualified Financial Contracts. Recently adopted regulations of the prudential regulators, which are scheduled to take effect with respect to the Fund in 2019, will require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.
Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.
European Economic Risk. The European Union (the “EU”) requires compliance by member states with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse
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effect on the economies of EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the U.K. resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the U.K. negotiates its exit from the EU. Although the precise timeframe for the U.K.’s withdrawal is uncertain, on March 29, 2017, the U.K. initiated the withdrawal process by sending a formal notice of the country’s intention to withdraw from the EU. An agreement has been reached between the U.K. and the EU to continue negotiations on the U.K.’s exit from the EU. The outcome of negotiations remains uncertain.
Secessionist movements, such as in Scotland or the Catalan movement in Spain, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. Recently, the U.K.’s real estate sector has experienced significant volatility and declines in the value of many real estate securities, including real estate funds, REITs and real estate holding companies. Increased volatility and investor redemption requests in real estate funds may result in the continued decline in the value and liquidity of real estate securities, which may impair the ability of the Fund to buy, sell, receive or deliver those securities. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of
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mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Threshold/Underinvestment Risk. If certain aggregate ownership thresholds are reached either through the actions of BFA and its affiliates or the Fund, or as a result of third-party transactions, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.14%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired
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fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of June 30, 2018, BFA and its affiliates provided investment advisory services for assets in excess of $6.29 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the period ended October 31.
Portfolio Managers. Rachel Aguirre, Diane Hsiung, Jennifer Hsui, Alan Mason, Greg Savage and Amy Whitelaw are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.
Rachel Aguirre has been with BlackRock since 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Ms. Aguirre has been employed by BFA or its affiliates as a portfolio manager since 2006 and has been a Portfolio Manager of the Fund since 2018.
Diane Hsiung has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsiung has been a Portfolio Manager of the Fund since 2014.
Jennifer Hsui has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for BGFA. Ms. Hsui has been a Portfolio Manager of the Fund since 2014.
Alan Mason has been employed by BFA as a portfolio manager since 1991. Mr. Mason has been a Portfolio Manager of the Fund since 2016.
Greg Savage has been employed by BFA as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2014.
Amy Whitelaw has been with BlackRock since 1999, including her years with BGI, which merged with BlackRock in 2009. Ms. Whitelaw has been employed by BFA or its affiliates as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
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Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and The PNC Financial Services Group, Inc., and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the other Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and the other Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the other Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments or other interests. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
BFA or an Affiliate may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or having interests different from or adverse to, the securities that are owned by the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA’s or an Affiliate’s other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or by BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will retain a share of the securities lending revenues. BFA or an Affiliate will also receive compensation for managing the reinvestment of cash collateral. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “REET.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling
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shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities or other assets held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
The Fund invests in non-U.S. securities. Foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result,
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the Fund’s NAV may change on days when Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus) will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
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Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you
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would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the U.S. Internal Revenue Code and U.S. Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over
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the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution. In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the Fund and redemptions of a non-U.S. shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Fund will not expire.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income. In addition, you may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
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capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, creation and redemption baskets may differ. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is
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not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer, processing and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation and redemption transaction fees are charged on each Creation Unit created or redeemed, as applicable, by an Authorized Participant on the day of the transaction. The standard transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased or redeemed, but may be reduced by the Fund if transfer and processing expenses associated with the creation or redemption are anticipated to be lower than the stated fee. If a purchase or redemption consists solely or partially of cash, the Authorized Participant may also be required to pay an additional transaction charge (up to the maximum amounts shown in the table below) to cover brokerage and certain other costs related to a creation or redemption transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
27

The following table shows, as of May 31, 2018, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above and in the Fund's SAI):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$ 1,269,000	50,000	$2,700	7.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
28

If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through a brokerage execution guarantee, as further described in the Fund's SAI.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
29

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Period from Jul. 8, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$ 25.42	$ 26.35	$ 25.81	$ 24.90
Income from investment operations:
Net investment income[b]	0.97	0.86	0.87	0.69
Net realized and unrealized gain (loss)[c]	(0.56)	(0.47)	0.64	0.87
Total from investment operations	0.41	0.39	1.51	1.56
Less distributions from:
Net investment income	(0.99)	(1.29)	(0.97)	(0.65)
Net realized gain	(0.02)	(0.03)	—	—
Total distributions	(1.01)	(1.32)	(0.97)	(0.65)
Net asset value, end of period	$ 24.82	$ 25.42	$ 26.35	$ 25.81
Total return	1.61%	1.53%	6.17%	6.30% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$913,379	$350,819	$144,910	$23,226
Ratio of expenses to average net assets[e]	0.14%	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.83%	3.31%	3.47%	3.23%
Portfolio turnover rate[f]	7%	5%	9%	12% [d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
30

Index Provider
FTSE is an independent company and is a provider in the creation and management of indexes, associated data services and analytical solutions. FTSE is owned by the London Stock Exchange Group companies. FTSE calculates more than 120,000 indexes daily, including more than 1,200 real-time indexes. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Group (“LSEG”) companies, Euronext N.V., FT, European Public Real Estate Association (“EPRA”) or the National Association of Real Estate Investment Trusts (“NAREIT”) (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The Underlying Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.
“FTSE®” is a trademark of the LSEG companies, “NAREIT®” is a trademark of NAREIT and “EPRA®” is a trademark of the European Public Real Estate Association and each is used by FTSE under license.
FTSE makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. FTSE makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to
31

be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
32

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2017 and the first two calendar quarters of 2018.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.53%
Greater than 0.0% and Less than 0.5%	307	81.65
At NAV	3	0.80
Less than 0.0% and Greater than -0.5%	62	16.49
Less than -0.5% and Greater than -1.0%	2	0.53
	376	100.00%
33

II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended April 30, 2018.
On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE EPRA/NAREIT Global REITs Index to the FTSE EPRA Nareit Global REITs Index.
“Average Annual Total Returns” represents the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represents the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price generally is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product and that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions and other charges that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of April 30, 2018
	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.61%	1.45%	0.71%	1.61%	1.45%	0.71%
Since Inception*	4.07%	4.05%	3.32%	16.43%	16.34%	13.24%

*	Total returns for the period since inception are calculated from the inception date of the Fund (7/8/14). The first day of secondary market trading in shares of the Fund was 7/10/14.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2018 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-REET-0619

iShares® Trust
Statement of Additional Information
Dated August 31, 2018
(as revised June 12, 2019)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Cohen & Steers REIT ETF	ICF	Cboe BZX
iShares Core Dividend Growth ETF	DGRO	NYSE Arca
iShares Core High Dividend ETF	HDV	NYSE Arca
iShares Core U.S. REIT ETF	USRT	NYSE Arca
iShares Dow Jones U.S. ETF	IYY	NYSE Arca
iShares Europe Developed Real Estate ETF	IFEU	NASDAQ
iShares International Developed Real Estate ETF	IFGL	NASDAQ
iShares International Select Dividend ETF	IDV	Cboe BZX
iShares Morningstar Large-Cap ETF	JKD	NYSE Arca
iShares Morningstar Large-Cap Growth ETF	JKE	NYSE Arca
iShares Morningstar Large-Cap Value ETF	JKF	NYSE Arca
iShares Morningstar Mid-Cap ETF	JKG	NYSE Arca
iShares Morningstar Mid-Cap Growth ETF	JKH	NYSE Arca
iShares Morningstar Mid-Cap Value ETF	JKI	NASDAQ
iShares Morningstar Small-Cap ETF	JKJ	NYSE Arca
iShares Morningstar Small-Cap Growth ETF	JKK	NYSE Arca
iShares Morningstar Small-Cap Value ETF	JKL	NYSE Arca
iShares MSCI KLD 400 Social ETF	DSI	NYSE Arca
iShares MSCI USA ESG Select ETF	SUSA	NYSE Arca
iShares Select Dividend ETF	DVY	NASDAQ
iShares Transportation Average ETF	IYT	Cboe BZX
iShares U.S. Basic Materials ETF	IYM	NYSE Arca
iShares U.S. Consumer Goods ETF	IYK	NYSE Arca
iShares U.S. Consumer Services ETF	IYC	NYSE Arca
iShares U.S. Dividend and Buyback ETF	DIVB	Cboe BZX
iShares U.S. Energy ETF	IYE	NYSE Arca
iShares U.S. Financial Services ETF	IYG	NYSE Arca
iShares U.S. Financials ETF	IYF	NYSE Arca
iShares U.S. Healthcare ETF	IYH	NYSE Arca
iShares U.S. Industrials ETF	IYJ	Cboe BZX
iShares U.S. Technology ETF	IYW	NYSE Arca
iShares U.S. Utilities ETF	IDU	NYSE Arca
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated August 31, 2018, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

iShares®
Notice to Shareholders
The following changes will take effect for the iShares U.S. Consumer Services ETF (the “Fund”) on or around June 24, 2019:
	Current	New
Underlying Index	Dow Jones U.S. Consumer Services Index	Dow Jones U.S. Consumer Services Capped Index
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section of the SAI entitled “Dow Jones U.S. Consumer Services Index” on page 33 is deleted in its entirety and is replaced by the following new section entitled “Dow Jones U.S. Consumer Services Capped Index”:
Dow Jones U.S. Consumer Services Capped Index
Number of Components: approximately 168
Index Description. The Dow Jones U.S. Consumer Services Capped Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the consumer services sector of the Dow Jones U.S. Index.
The Underlying Index uses a capping methodology to limit the weight of the securities of any single issuer to a maximum of 10% of the Underlying Index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 5% of the weight of the Underlying Index to a maximum of 25% of the weight of the Underlying Index in the aggregate. In order to implement this capping methodology, the Underlying Index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to maximum of 22.50%. Between scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 25.00% for all issuers that individually represent more than 5.00% of the weight of the Underlying Index. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control.
If you have any questions, please call 1-800-iShares (1-800-474-2737).
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

iShares®
Notice to Shareholders
The following changes will take effect for the iShares U.S. Financials ETF (the “Fund”) on or around June 24, 2019:
	Current	New
Underlying Index	Dow Jones U.S. Financials Index	Dow Jones U.S. Financials Capped Index
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The reference to the “Dow Jones U.S. Technology Index” in the Section of the SAI entitled “Component Selection Criteria Applicable to Dow Jones Subsector Indexes” on page 32 is deleted.
The section of the SAI entitled “Dow Jones U.S. Financials Index” on page 33 is deleted in its entirety and is replaced by the following new section entitled “Dow Jones U.S. Financials Capped Index”:
Dow Jones U.S. Financials Capped Index
Number of Components: approximately 283
Index Description. The Dow Jones U.S. Financials Capped Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the financials sector of the Dow Jones U.S. Index.
The Underlying Index uses a capping methodology to limit the weight of the securities of any single issuer to a maximum of 10% of the Underlying Index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 5% of the weight of the Underlying Index to a maximum of 25% of the weight of the Underlying Index in the aggregate. In order to implement this capping methodology, the Underlying Index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to maximum of 22.50%. Between scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 25.00% for all issuers that individually represent more than 5.00% of the weight of the Underlying Index. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control.
If you have any questions, please call 1-800-iShares (1-800-474-2737).
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

iShares®
Notice to Shareholders
The following changes will take effect for the iShares U.S. Technology ETF (the “Fund”) on or around June 24, 2019:
	Current	New
Underlying Index	Dow Jones U.S. Technology Index	Dow Jones U.S. Technology Capped Index
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The reference to the “Dow Jones U.S. Technology Index” in the Section of the SAI entitled “Component Selection Criteria Applicable to Dow Jones Subsector Indexes” on page 32 is deleted.
The section of the SAI entitled “Dow Jones U.S. Technology Index” on page 34 is deleted in its entirety and is replaced by the following new section entitled “Dow Jones Technology Capped Index”:
Dow Jones U.S. Technology Capped Index
Number of Components: approximately 149
Index Description. The Dow Jones U.S. Technology Capped Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the technology sector of the Dow Jones U.S. Index.
The Underlying Index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by S&P Dow Jones Indices (the “Index Provider” or “SPDJI”)) to a maximum of 25% of the Underlying Index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 5% of the weight of the Underlying Index to a maximum of 50% of the weight of the Underlying Index in the aggregate. In order to implement this capping methodology, the Underlying Index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to maximum of 45.00%. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control.
If you have any questions, please call 1-800-iShares (1-800-474-2737).
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

i

v

General Description of the Trust and its Funds
The Trust currently consists of more than 265 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares Cohen & Steers REIT ETF
•	iShares Core Dividend Growth ETF
•	iShares Core High Dividend ETF
•	iShares Core U.S. REIT ETF[1]
•	iShares Dow Jones U.S. ETF
•	iShares Europe Developed Real Estate ETF[2]
•	iShares International Developed Real Estate ETF[3]
•	iShares International Select Dividend ETF
•	iShares Morningstar Large-Cap ETF
•	iShares Morningstar Large-Cap Growth ETF
•	iShares Morningstar Large-Cap Value ETF
•	iShares Morningstar Mid-Cap ETF
•	iShares Morningstar Mid-Cap Growth ETF
•	iShares Morningstar Mid-Cap Value ETF
•	iShares Morningstar Small-Cap ETF
•	iShares Morningstar Small-Cap Growth ETF
•	iShares Morningstar Small-Cap Value ETF
•	iShares MSCI KLD 400 Social ETF
•	iShares MSCI USA ESG Select ETF[4]
•	iShares Select Dividend ETF
•	iShares Transportation Average ETF
•	iShares U.S. Basic Materials ETF
•	iShares U.S. Consumer Goods ETF
•	iShares U.S. Consumer Services ETF
•	iShares U.S. Dividend and Buyback ETF
•	iShares U.S. Energy ETF
•	iShares U.S. Financial Services ETF
•	iShares U.S. Financials ETF
•	iShares U.S. Healthcare ETF
•	iShares U.S. Industrials ETF
•	iShares U.S. Technology ETF
•	iShares U.S. Utilities ETF

[1]	On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE NAREIT Equity REITs Index to the FTSE Nareit Equity REITS Index.
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[2]	On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE EPRA/NAREIT Developed Europe Index to the FTSE EPRA Nareit Developed Europe Index.
[3]	On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE EPRA/NAREIT Developed ex-U.S. Index to the FTSE EPRA Nareit Developed ex-U.S. Index.
[4]	On June 1, 2018, the Fund’s Underlying Index changed from the MSCI USA ESG Select Index to the MSCI USA Extended ESG Select Index.
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as Cboe BZX Exchange, Inc. (“Cboe BZX”) (formerly known as BATS Exchange, Inc.), The Nasdaq Stock Market (“NASDAQ”) or NYSE Arca, Inc. (“NYSE Arca”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit equal to at least 105% and up to 122%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Funds beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The
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Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund or in the event a Fund does not comply with the continuous listing standards of the Listing Exchange, as described in the Fund’s Prospectus.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated indicative optimized portfolio value (“IOPV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPV and makes no representation or warranty as to the accuracy of the IOPV.
An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
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Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares Core Dividend Growth ETF	iShares Cohen & Steers REIT ETF
iShares Core U.S. REIT ETF	iShares Core High Dividend ETF
iShares Dow Jones U.S. ETF	iShares Europe Developed Real Estate ETF
iShares International Developed Real Estate ETF	iShares Transportation Average ETF
iShares International Select Dividend ETF	iShares U.S. Basic Materials ETF
iShares Morningstar Large-Cap ETF	iShares U.S. Consumer Goods ETF
iShares Morningstar Large-Cap Growth ETF	iShares U.S. Dividend and Buyback ETF
iShares Morningstar Large-Cap Value ETF	iShares U.S. Energy ETF
iShares Morningstar Mid-Cap ETF	iShares U.S. Financial Services ETF
iShares Morningstar Mid-Cap Growth ETF	iShares U.S. Healthcare ETF
iShares Morningstar Mid-Cap Value ETF	iShares U.S. Technology ETF
iShares Morningstar Small-Cap ETF	iShares U.S. Utilities ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares MSCI KLD 400 Social ETF
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Diversified Funds	Non-Diversified Funds
iShares MSCI USA ESG Select ETF
iShares Select Dividend ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. To the extent required by law, each Fund will segregate liquid assets in an amount equal to its delivery obligations under the futures contracts. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market
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price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by a Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact a Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.
Illiquid Investments.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Funds’ liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
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With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  Certain Funds intend to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
The Funds will not invest in any unlisted depositary receipt or any depositary receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, depositary receipts must be sponsored, but a Fund may invest in unsponsored depositary receipts under certain limited circumstances.
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose a Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock, generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may
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differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares Core U.S. REIT ETF, iShares Dow Jones U.S. ETF, iShares Europe Developed Real Estate ETF, iShares International Developed Real Estate ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares U.S. Dividend and Buyback ETF, iShares U.S. Financial Services ETF and iShares U.S. Financials ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for such Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
As a result of regulatory requirements under the 1940 Act, each Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of a Fund’s obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, a Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, a Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of a Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund on physically-settled derivatives contracts may adversely impact investors by requiring a Fund to set aside a greater amount of liquid assets than would generally be required if a Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
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In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund’s obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent permitted by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc. (“Moody's”), “F-1” by Fitch Ratings, Inc. (“Fitch”), or “A-1” by Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the
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1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or differential in rates of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with
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other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Dividend Risk.  There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Dividend-Paying Stock Risk.  A Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified.
Liquidity Risk Management Rule Risk.  In October 2016, the SEC adopted the Liquidity Rule requiring open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Effective December 1, 2018, as required by the Liquidity Rule, the Funds have implemented the initial portions of the Funds' Liquidity Program, and the Board, including a majority of the Independent Trustees of the Funds, has appointed BFA as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, BFA, assesses, manages, and periodically reviews each Fund’s liquidity risk. Certain aspects of the Liquidity Program were implemented effective December 1, 2018, while the entire Program will take effect on June 1, 2019. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule.
National Closed Market Trading Risk.  To the extent that the underlying securities held by a Fund trade on foreign exchanges that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent a Fund from being deemed to have issued senior securities as a result of an investment in derivatives, such Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to
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imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in each Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of
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contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in any of the Funds that invest, directly or indirectly, in non-U.S. equity securities involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
A Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Implementation of regulations requiring posting of initial margin is being phased in through 2020. These requirements may raise the costs for a Fund’s investment in swaps.
Risk of Investing in Large-Capitalization Companies.  Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies, and, therefore, a Fund's share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization or mid-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization or mid-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
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Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socio-economic unrest or widespread outbreaks of disease and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are generally underdeveloped and are generally less correlated to global economic cycles than those markets located in more developed countries, securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on African securities markets may be suspended altogether.
Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.
Certain governments in African countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund’s investments. Issuers located or operating in countries in Africa are generally not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are generally not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and, therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries.
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Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. In addition, the outbreak of Ebola in Western Africa severely challenged health care industries in those countries and adversely impacted the region’s economy due to quarantines and disruptions of trade, which has further increased instability in the region. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya, Iraq and Syria pose a risk to investments in the region. Continued political and social unrest in these regions, including the ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in a Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
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Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the U.S. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Emerging Markets.  Certain of the Funds may invest in securities of issuers domiciled in emerging market countries.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments
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may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these
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funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member states of the Economic and Monetary Union of the European Union (the “EU”), which requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of EU member states and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. In a referendum held on June 23, 2016, the United Kingdom (the “U.K.”) resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the U.K. negotiates its exit from the EU. Although the precise timeframe for the U.K.’s withdrawal is uncertain, on March 29, 2017, the U.K. initiated the withdrawal process by sending a formal notice of the country’s intention to withdraw from the EU. An agreement has been reached between the U.K. and the EU to continue negotiations on the U.K.’s exit from the EU. The outcome of negotiations remains uncertain. Secessionist movements, such as in Scotland or the Catalan movement in Spain, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Risk of Investing in Germany.  Investment in German issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. Secessionist movements, such as in Scotland or the Catalan movement in Spain, may have an adverse effect on the German economy. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the U.S., France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.
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Risk of Investing in Japan.  Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including possible termination of NAFTA and imposition of tariffs by the U.S. on Canadian aluminum and steel, may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.
Risk of Investing in the United Kingdom.  Investment in U.K. issuers may subject a Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. economy relies heavily on the export of financial services to the U.S. and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the U.K.’s economy. In the past, the U.K. has been a target of terrorism. Acts of terrorism in the U.K. or against U.K. interests abroad may cause uncertainty in the U.K. financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as in Scotland or the Catalan movement in Spain, may have an adverse effect on the U.K. economy. In a referendum held on June 23, 2016, the U.K. resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the U.K. negotiates its exit from the EU. Recently,
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the U.K.'s real estate sector has experienced significant volatility and declines in the value of many real estate securities, including real estate funds, REITs and real estate holding companies. Increased volatility and investor redemption requests in real estate funds may result in the continued decline in the value and liquidity of real estate securities, which may impair the ability of a Fund to buy, sell, receive or deliver those securities.
Risk of Investing in the Aerospace and Defense Industry.  The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Biotechnology Industry.  Biotechnology companies depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. The loss or impairment of intellectual property rights may adversely affect the profitability of biotechnology companies. In addition, companies in the biotechnology industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The risks of high development costs may be exacerbated by the inability to raise prices as a result of managed care pressure, government regulation or price controls. Biotechnology companies can suffer persistent losses during the transition of new products from development to production or when products are or may be subject to regulatory approval processes or regulatory scrutiny and, as a consequence, the earnings of biotechnology companies may be erratic. Companies in the biotechnology industry are also exposed to the risk that they will be subject to products liability claims. Companies involved in the biotechnology industry may be subject to extensive government regulations by the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency and the U.S. Department of Agriculture, among other foreign and domestic regulators. Such regulation may significantly affect and limit biotechnology research, product development and approval of products.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Chemicals Industry.  The success of companies in the chemicals industry can be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation. As regulations are developed and enforced, chemicals companies could be required to alter or cease production of a product, pay fines, pay for cleaning up a disposal site or agree to restrictions on their operations. In addition, chemicals companies may be subject to risks associated with production, handling, and disposal, as some of the materials and processes used by these companies involve hazardous components.
Risk of Investing in the Consumer Cyclical Industry.  A Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
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Risk of Investing in the Consumer Defensive Industry.  A Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Durables Industry.  The consumer durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the consumer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the consumer durables industry may be strongly affected by social trends and marketing campaigns. Companies in the consumer durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Consumer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the consumer durables industry may face the risk of rapid obsolescence.
Risk of Investing in the Consumer Goods Industry.  Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Services Industry.  The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make
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food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest
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rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
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Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Insurance Industry.  The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Media Sub-Industry.  Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition
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in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.
Risk of Investing in the Medical Equipment Industry.  Many companies in the medical equipment industry are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry are subject to regulatory approvals, and the process of obtaining such approvals is long and costly.
Risk of Investing in the Metals and Mining Industry.  Certain of the Funds may invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining industry companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, so a Fund’s investment in metals and mining industry companies may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, exchange rates, the success of exploration projects, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies to which a Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.
Risk of Investing in the Oil and Gas Industry.  Companies in the oil and gas industry are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil sub-industry or shifts in energy consumption may significantly impact companies in this industry. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas industry may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
Risk of Investing in the Oil Equipment and Services Sub-Industry.  The profitability of companies in the oil equipment and services sub-industry is related to worldwide energy prices, exploration, and production spending. Companies in the oil equipment and services sub-industry may be adversely affected by natural disasters or other catastrophes. Companies in the oil equipment and services sub-industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil equipment and services sub-industry may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, imposition of import controls and increased competition. Companies in the oil equipment and services sub-industry may be adversely affected by oil deposits, technological developments and labor relations. Companies in the oil equipment and services sub-industry may be adversely affected by government regulation and intervention, negative perception and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil equipment and services sub-industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
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Risk of Investing in the Pharmaceuticals Industry.  Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Producer Durables Industry.  The producer durables industry includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technical obsolescence, government regulations, labor relations, delays in modernization, overall capital spending levels and product liability lawsuits.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to length and expense, foreclosure proceedings may not fully uphold the validity of all of the terms of the applicable loan. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
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Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Risk of Investing in the Retail Industry.  The retail industry may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail industry may be strongly affected by social trends, marketing campaigns and public
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perceptions. Companies in the retail industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.
Risk of Investing in the Semiconductor Industry.  The Fund invests in semiconductor companies, which face intense competition, both domestically and internationally; such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation
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and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For all Funds other than the iShares MSCI KLD 400 Social ETF and the iShares MSCI USA ESG Select ETF (these two Funds together, the “Sustainable Funds”), the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BlackRock has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BlackRock, including the Funds. For the Sustainable Funds, the Board has delegated the voting of proxies for each Sustainable Fund’s securities to BFA pursuant to the Sustainable Funds’ Proxy Voting Policy (the “iShares Sustainable ETFs Proxy Voting Policy”), and BlackRock has adopted the BlackRock Proxy Voting Policies and supplemental guidelines applicable to environmental and social issues investing (the “Supplemental BlackRock Sustainable Proxy Voting Guidelines”) governing proxy voting by the iShares sustainable ETFs managed by BlackRock, including the Sustainable Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Under the Supplemental BlackRock Sustainable Proxy Voting Guidelines, the Sustainable Funds maintain proxy voting guidelines consistent with the belief that well-managed companies will deal effectively with the material environmental and social (E& S) factors relevant to their businesses. BFA expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. BFA may vote against the election of directors where BFA has concerns that a company might not be dealing with E&S issues appropriately. For E&S shareholder proposals, BFA may vote differently for different funds based on BFA’s assessment of the materiality of the underlying issues in conjunction with an assessment that investors in the Sustainable Funds may expect more urgent action be taken by the company.
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Copies of the iShares ETFs Proxy Voting Policy, the iShares Sustainable ETFs Proxy Voting Policy, the BlackRock Proxy Voting Policies and the Supplemental BlackRock Sustainable Proxy Voting Guidelines are attached as Appendixes A1, A2, A3 and A4, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Funds' investment adviser, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its fixed-income and/or equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio
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holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted the index using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.
The Cohen & Steers Realty Majors Index
Number of Components: approximately 30
Component Selection Criteria. A Cohen & Steers investment committee determines the securities (i.e., the “components”) of the Cohen & Steers Realty Majors Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month for the previous six months. The investment committee determines the final 30 constituents based on a review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.
After the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective free float-adjusted market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downward until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the Underlying Index.
Issue Changes. The Underlying Index is rebalanced quarterly. The weighting for each constituent is updated and adjustments are made if any constituent has a weighting over 8%. The constituents are reviewed for size and liquidity. A REIT will be removed from the Underlying Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month for the previous six months. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.
Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downward if the weighting increase results in the REIT’s weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.
Index Maintenance. Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. The Underlying Index is a total return index and therefore reflects the reinvestment of dividends. The Underlying Index is calculated by the NYSE Amex Equities and distributed in real time.
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Index Availability. The Underlying Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association’s Network B under the ticker “RMP.” This information is distributed by financial data vendors such as Bloomberg.
The Dow Jones Indexes
Component Selection Criteria. Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. (“NYSE”), the NYSE MKT Equities or the NASDAQ) are considered for inclusion in the Underlying Indexes, with the following general rules and exceptions. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, OTC bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes.
Component Selection Criteria Applicable to Dow Jones Subsector Indexes. The following indexes are collectively referred to herein as the “Dow Jones Select Sectors and Subsector Indexes”: Dow Jones U.S. Financial Services Index, Dow Jones U.S. Financials Index, Dow Jones U.S. Health Care Index, Dow Jones U.S. Industrials Index, Dow Jones U.S. Technology Index and Dow Jones U.S. Utilities Index. On a quarterly basis, SPDJI conducts reviews of the float-adjusted market capitalizations and weightings of the securities in each Dow Jones Subsector Index. On the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to a Dow Jones Select Sectors Index; securities with a float-adjusted market capitalization below $250 million will be removed from the applicable Dow Jones Select Sectors Index.
After the close of trading on the NYSE on the third Friday in March, June, September and December, each Dow Jones Subsector Index’s composition is adjusted to meet the following concentration limits:
•	No single Underlying Index component may have a weight greater than 25% of the Dow Jones Select Sectors Indexes.
•	The sum of the weights of the Index components that are individually greater than 5% may not be greater than 45% of the Dow Jones Select Sectors Indexes.
•	The sum of the weights of the five largest Index components may not be greater than 65% of the Dow Jones Select Sectors Indexes.
Issue Changes. Each Underlying Index (with the exception of the Dow Jones Transportation Average Index) is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Underlying Index. Securities that are removed from an Index between reconstitution dates are not replaced (with the exception of the Dow Jones Transportation Average Index). Components of the Dow Jones Transportation Average Index are reviewed on an as-needed basis. Thus, the number of securities in an index between rebalancing dates fluctuates according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the Underlying Index. The only additions between rebalancing dates are as a result of spin-offs (with the exception of the Dow Jones EPAC Select Dividend Index and the Dow Jones U.S. Select Dividend Index).
Index Maintenance. Maintaining the Underlying Indexes includes monitoring and completing the adjustments for additions and deletions to each Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Generally each component security in an Underlying Index is limited to a maximum market capitalization as follows: The Dow Jones Asia/Pacific Select Dividend Index limits weightings in the index of each component security to no greater than 15% of the Underlying Index. The Dow Jones Emerging Markets Select Dividend Index limits the component weighting to no greater than 25%. The Dow Jones U.S. Select Dividend Index and Dow Jones EPAC Select Dividend Index limit the weighting in the index of each component security to no greater than 10% of the Underlying Index.
Weighting. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. Each Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Underlying Indexes (except the Dow Jones Select Sectors Indexes, Dow Jones U.S. Select Dividend Index, Dow Jones Transportation Average Index and Dow Jones EPAC Select Dividend Index) as described below, is a free float-adjusted market capitalization-weighted index, so the impact of a component’s price change is proportional to the component’s free float-adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. S&P Dow Jones Indices LLC (“SPDJI”) defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets
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by investors. In practice, limitations on free float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under SPDJI's free float adjustment methodology, a company’s outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company’s shares will not be adjusted if the block ownership is less than 5%. A constituent’s inclusion factor is equal to its estimated percentage of free float shares outstanding. For example, a constituent security with a free float of 67% will be included in the index at 67% of its market capitalization. However, a company’s outstanding shares are not adjusted by institutional investors’ holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.
Index Availability. The Underlying Indexes are calculated continuously and are available from major data vendors.
Dow Jones EPAC Select Dividend Index
Number of Components: approximately 100
Index Description. The Dow Jones EPAC Select Dividend Index is a dividend-weighted index that represents investable, high yield companies trading in the developed stock markets outside the U.S. The Underlying Index is comprised of the top 100 dividend paying companies by yield that pass all other criteria outlined below. The Underlying Index is calculated with dividends reinvested and is denominated in U.S. dollars.
Dow Jones Transportation Average Index
Number of Components: approximately 20
Index Description. The Dow Jones Transportation Average Index measures the performance of large, well-known companies from the transportation sector of the U.S. equity market. The indices are maintained by the Dow Jones Averages Index Committee. The Index Committee is composed of S&P Dow Jones Indices’ staff as well as committee members from The Wall Street Journal. The component stocks are weighted based on the price of the component securities, with the highest priced securities generally having higher weighting in the Underlying Index. The Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.
Dow Jones U.S. Basic Materials Index
Number of Components: approximately 50
Index Description. The Dow Jones U.S. Basic Materials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the basic materials sector of the Dow Jones U.S. Index.
Dow Jones U.S. Consumer Goods Index
Number of Components: approximately 107
Index Description. The Dow Jones U.S. Consumer Goods Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the consumer goods sector of the Dow Jones U.S. Index.
Dow Jones U.S. Consumer Services Index
Number of Components: approximately 161
Index Description. The Dow Jones U.S. Consumer Services Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the consumer services sector of the Dow Jones U.S. Index.
Dow Jones U.S. Financials Index
Number of Components: approximately 290
Index Description. The Dow Jones U.S. Financials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the financial sector of the Dow Jones U.S. Index.
Dow Jones U.S. Financial Services Index
Number of Components: approximately 115
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Index Description. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investments services and mortgage finance.
Dow Jones U.S. Health Care Index
Number of Components: approximately 118
Index Description. The Dow Jones U.S. Health Care Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the healthcare sector of the Dow Jones U.S. Index.
Dow Jones U.S. Index
Number of Components: approximately 1,195
Index Description. The Dow Jones U.S. Index is a broad-based index representative of the total market for U.S. equity securities. The Underlying Index represents approximately 95% of the market capitalization of listed U.S. equities.
Dow Jones U.S. Industrials Index
Number of Components: approximately 209
Index Description. The Dow Jones U.S. Industrials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the industrials sector of the Dow Jones U.S. Index.
Dow Jones U.S. Oil & Gas Index
Number of Components: approximately 67
Index Description. The Dow Jones U.S. Oil & Gas Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the oil and gas sector of the Dow Jones U.S. Index.
Dow Jones U.S. Select Dividend Index
Number of Components: approximately 100
Index Description. The Dow Jones U.S. Select Dividend Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. To be included in the Underlying Index, each security (i) must have had a non-negative historical five-year dividend-per-share growth rate; (ii) must have a five-year average dividend coverage ratio of greater than or equal to 167%; (iii) must have a minimum three-month average daily trading volume of 200,000 shares; (iv) must have paid dividends in each of the previous five years; (v) must have a non-negative trailing 12-month earnings-per-share and (vi) must have a float-adjusted market cap of at least $3 billion ($750 million for current constituents). “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reconstituted annually.
Dow Jones U.S. Technology Index
Number of Components: approximately 136
Index Description. The Dow Jones U.S. Technology Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the technology sector of the Dow Jones U.S. Index.
Dow Jones U.S. Utilities Index
Number of Components: approximately 52
Index Description. The Dow Jones U.S. Utilities Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the utilities sector of the Dow Jones U.S. Index.
Component Selection Criteria. The selection universe is the current component set of the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the U.S. To be included
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in the Underlying Index, companies must meet the following criteria: (i) have at least 3 years of dividend history; (ii) the previous-year dividend-per-share ratio must be greater than or equal to its three-year average annual dividend-per-share ratio; (iii) the five-year average dividend coverage ratio must be greater than or equal to two-thirds of the five-year average dividend coverage ratio of the corresponding Dow Jones Global Indexes® country index, or greater than 118%, whichever is greater; (iv) the company’s securities must have a three-month average daily dollar trading volume of at least $3 million; (v) the company’s securities must have a non-negative trailing 12-month earnings-per-share; and (vi) the company’s securities must have a float-adjusted market capitalization of at least $1 billion.
Weighting. Within each represented country, component weightings are assigned based on indicated annual dividend. The represented countries are then weighted within the index based on dividend yield. The dividend yield values used to calculate share factors are capped at 20%. The weights of individual securities are capped at 10% within the index.
Index Maintenance and Issue Changes. The Underlying Index is a rules-based index. Ongoing maintenance of the Underlying Index is governed by these rules.
Under the following circumstances, a component stock is immediately removed from the Underlying Index, independent of the annual review:
•	The component company is affected by a corporate action such as a delisting or bankruptcy.
•	The component company eliminates its dividend.
•	The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding non-component on the latest monthly selection list.
Methodology. Companies are ranked by their indicated yield using the close five business days prior to the last trading day of November. The top 100 stocks are selected for the initial Underlying Index. In subsequent annual reviews, which will take place after the close of trading of all markets on the third Friday in December, any components that are no longer ranked 200 or higher are replaced by the highest yielding non-component companies.
Liquidity. Companies must have a three-month average daily dollar volume of $3 million to be eligible for addition to the Underlying Index.
Index Availability. The Underlying Index is calculated in real-time and published every fifteen seconds. It is distributed via the Chicago Mercantile Exchange and made available to all international data vendors. Daily values can be found at the Dow Jones Indexes website.
Exchange Rates and Pricing. Foreign exchange rates used in the calculation of the Underlying Index are Reuters' real-time spot rates. The closing value is calculated using the official WM/Reuters Closing Spot Rates. The Underlying Index is calculated in U.S. dollars.
Additional Information. The Dow Jones U.S. Index, the Dow Jones U.S. Basic Materials Index, the Dow Jones U.S. Consumer Goods Index, the Dow Jones U.S. Consumer Services Index, the Dow Jones U.S. Financials Index, the Dow Jones U.S. Financial Services Index, the Dow Jones U.S. Health Care Index, the Dow Jones U.S. Industrials Index, the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Select Dividend Index, the Dow Jones U.S. Technology Index, the Dow Jones Transportation Average Index, the Dow Jones U.S. Utilities Index and the Dow Jones EPAC Select Dividend Index (collectively, the “Dow Jones Indexes”) are products of SPDJI, and have been licensed for use by BFA or its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by BFA and its affiliates. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, SPFS or their respective affiliates or third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones Indexes.
The FTSE EPRA Nareit Indexes
Index Criteria and Methodology. The FTSE EPRA Nareit Developed Real Estate Index Series (“FTSE EPRA Nareit Indexes”) are primarily rule-based, but are also monitored by the applicable regional FTSE EPRA Nareit Global Index Advisory Committees. FTSE EPRA Nareit defines the “developed real estate markets” as: North America (including Canada and the U.S.), Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland,
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Portugal, Spain, Sweden, Switzerland, and the U.K.), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea). In determining geographic allocations, FTSE EPRA Nareit primarily considers the company’s country of incorporation and listing. The FTSE EPRA Nareit Indexes are free float-adjusted market capitalization weighted.
To qualify for inclusion in the FTSE EPRA Nareit Indexes, a company must be a closed-end company and listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE EPRA Nareit. Also, companies must meet geographic financial standards demonstrating that a majority of a company’s earnings or bulk of total assets is the result of real estate activity as determined by FTSE EPRA Nareit. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The construction of residential homes for sale is considered relevant real estate in the Asia region only.
Index Maintenance and Issue Changes. The constituents of the FTSE EPRA Nareit Indexes are generally required to meet the following criteria where applicable: at the quarterly review, non-constituents must have an investable market capitalization of equal or greater than the amounts as determined by FTSE EPRA Nareit, and an existing constituent of the FTSE EPRA Nareit Indexes will be removed from the Indexes unless it has an investable market capitalization of above certain thresholds determined by FTSE EPRA Nareit.
Under normal circumstances, the quarterly review occurs on the Thursday following the first Friday of March, June, September and December, using data from the close of business on the last trading day of February, May, August and November. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.
In between reviews, a new issue with an investable market capitalization (i.e., after the application of investability weightings) of equal or greater than the amounts as determined by FTSE Nareit for the respective region will be included into the FTSE EPRA Nareit Indexes after the close of business on the fifth day of trading.
Index Availability. The FTSE EPRA Nareit Indexes are calculated in real time and generally published throughout the business day, and distributed primarily through global data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA Nareit Indexes are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.
FTSE EPRA Nareit Developed Europe Index
Number of Components: approximately 103
Index Description. The FTSE EPRA Nareit Developed Europe Index is a free float-adjusted market capitalization weighted index that measures the stock performance of companies engaged in the ownership and development of the developed European real estate market, as defined above.
FTSE EPRA Nareit Developed ex-U.S. Index
Number of Components: approximately 203
Index Description. The FTSE EPRA Nareit Developed ex-U.S. Index is a free float-adjusted market capitalization weighted index that measures the stock performance of companies engaged in the ownership and development of the developed Canadian, European, Middle East and Asian real estate markets, as defined above.
The FTSE Nareit Indexes
Component Selection Criteria. The FTSE Nareit® US Real Estate Index Series (“FTSE Nareit Indexes”) is primarily rule-based, but is also monitored by the FTSE Nareit Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE or the NASDAQ are eligible for inclusion in the FTSE Nareit Indexes. Potential constituents for the FTSE Nareit Equity REITs Index are determined by sector classifications of constituents in the FTSE Nareit Composite Index. The FTSE Nareit Indexes are reviewed for changes on a quarterly basis in March, June, September and December for companies which do not qualify for fast entry, but which meet the criteria for eligible securities set out in the index rules. The review is based on data at the close of business on the Monday 4 weeks prior to the review effective date. The FTSE Nareit Index Advisory Committee meets quarterly, in March, June, September and December or more frequently, if required.
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When calculating index component weights, component companies’ shares are adjusted for available free float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company’s outstanding shares. The FTSE Nareit Composite Index and FTSE Nareit Equity REITs Index are reviewed for changes in free float on a quarterly basis, and implementation of any changes to these indexes, and potentially the FTSE Nareit Indexes, occur after the close of business on the third Friday in March, June, September or December.
Index Maintenance. FTSE is responsible for the daily operation of the FTSE Nareit Indexes. FTSE will maintain records of the market capitalization of all constituents, and will make changes to the constituents and their weightings in accordance with index rules. FTSE will also carry out the periodic company reviews of the FTSE Nareit Indexes and implement the resulting constituent changes as required by index rules.
Issue Changes. A company will be added to the FTSE Nareit Equity REITs Index at the periodic review if its full market capitalization is greater than $100 million (before the application of any free float market adjustments), meets liquidity test in December, has at least 75 percent of their total assets invested in qualifying real estate assets, and has a free float greater than 5%. A company in the FTSE Nareit Equity REITs Index will be deleted at the periodic review if its market capitalization is below $100 million or fails the four screens.
Where a company, whether an existing constituent or not, undertakes an Initial Public Offering of a new equity security, that security will be eligible for fast entry inclusion to the FTSE Nareit Index Series if its full market capitalization using the closing price on the first day of trading is greater than the market capitalization of the company ranked 10th position or higher in the FTSE Nareit Real Estate 50 Index, before the application of individual constituent investability weightings.
New issues of companies that do not qualify for “Fast Entry” but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE Nareit Equity REITs Index. The review is based on data at the close of business on the Monday 4 weeks prior to the review effective date. The changes will be effective after the close of business on the third Friday in March, June, September and December.
If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent.
Index Availability. The FTSE Nareit Indexes are calculated continuously during normal trading hours of the NYSE and NASDAQ, and are closed on U.S. holidays.
Exchange Rates and Pricing. The prices used to calculate the FTSE Nareit Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE Russell reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE Russell uses the WM/Reuters Closing Spot Rates.
FTSE Nareit Equity REITS Index
Number of Components: approximately 159
Index Description. The FTSE Nareit Equity REITS Index is a free float-adjusted market capitalization-weighted index designed to measure performance of U.S. listed equity REITs, excluding infrastructure REITs, mortgage REITs and timber REITs.
The Morningstar Indexes
Component Selection Criteria. Except for Morningstar® US Dividend and Buyback IndexSM and Morningstar US Dividend Growth IndexSM (as described below), the Morningstar indexes are part of the Morningstar U.S. Style Index family, which is based on the same methodology as the well-known Morningstar Style Box™. The Morningstar Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar, Inc. (“Morningstar”) makes no subjective determinations related to index composition. To be eligible for inclusion in any of the Morningstar U.S. Style Indexes, a stock must be listed on the NYSE, the NYSE Amex Equities, or NASDAQ, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security’s liquidity score is based on its average monthly trading volume in U.S. dollars. ADRs, American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, tracking stocks, limited partnerships and holding companies are not eligible for inclusion in the Morningstar U.S. Style Indexes.
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Morningstar uses a dynamic percentage-based approach to divide its U.S. Market Index into three cap categories. By defining each as a percentage of the market cap of the investable universe, the definitions remain stable regardless of overall large market movements. Large Cap stocks are defined as stocks that form the largest 70% of investable market cap. Mid Cap stocks are defined as the next 20% of investable market cap (70th to 90th percentile). Small Cap stocks are defined as the next 7% of investable market cap (90th to 97th percentile). The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading.
Each of the Morningstar® US Dividend and Buyback IndexSM and the Morningstar US Dividend Growth IndexSM is a subset of the U.S. equity universe as defined by the Morningstar US Market IndexSM, a broad market index representing the top 97% of U.S. equity market capitalization. To be eligible for inclusion in the Morningstar US Market Index, a stock must be listed on the NYSE, the NYSE Amex Equities, or NASDAQ, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security’s liquidity score is based on its average monthly trading volume in U.S. dollars. ADRs, American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, limited partnerships, limited liability companies, bank holding companies and royalty and statutory trusts are not eligible for inclusion in the US Market Index.
Issue Changes. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.
Index Maintenance. The Morningstar U.S. Style Indexes are reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. The Morningstar® Dividend Yield Focus IndexSM is reconstituted four times annually, on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.
The Morningstar US Market Index is reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. The Morningstar US Dividend and Buyback Index is reconstituted annually and implemented after the close of business on the third Friday of June and is effective the following Monday, and the Morningstar US Dividend Growth Index is reconstituted once annually on the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.
Index Availability. Morningstar Indexes are calculated continuously and are available from major data vendors.
Morningstar® Dividend Yield Focus IndexSM
Number of Components: approximately 75
Index Description. The Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S.-domiciled companies that have had strong financial health and an ability to sustain above average dividend payouts. The Underlying Index is a subset of the Morningstar® US Market IndexSM (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Constituents are screened for qualified income dividends, superior company quality and financial health as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “company quality” in accordance with the Morningstar Economic Moat™ rating system, in which companies are expected to earn above-average profits and sustain their dividend. Stocks in the Underlying Index are designated as having a rating of either “narrow” or “wide” based on the strength of the company’s competitive advantage. Additionally, companies are screened for “financial health” grade using Morningstar’s Distance to Default measure, a quantitative option pricing approach that estimates a company’s probability of default.
Morningstar® Large Core IndexSM
Number of Components: approximately 80
Index Description. The Morningstar® Large Core IndexSM measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics, as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the
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top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. All large capitalization stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Large Growth IndexSM
Number of Components: approximately 86
Index Description. The Morningstar® Large Growth IndexSM measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.
Morningstar® Large Value IndexSM
Number of Components: approximately 79
Index Description. The Morningstar® Large Value IndexSM measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® Mid Core IndexSM
Number of Components: approximately 187
Index Description. The Morningstar® Mid Core IndexSM measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of the market capitalization that falls between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Mid Growth IndexSM
Number of Components: approximately 210
Index Description. The Morningstar® Mid Growth IndexSM measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of the market capitalization that falls between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.
Morningstar® Mid Value IndexSM
Number of Components: approximately 190
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Index Description. The Morningstar® Mid Value IndexSM measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of the market capitalization that falls between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® Small Core IndexSM
Number of Components: approximately 248
Index Description. The Morningstar® Small Core IndexSM measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the lowest 7% of the market capitalization that falls between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
Morningstar® Small Growth IndexSM
Number of Components: approximately 251
Index Description. The Morningstar® Small Growth IndexSM measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the lowest 7% of the market capitalization that falls between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.
Morningstar® Small Value IndexSM
Number of Components: approximately 242
Index Description. The Morningstar® Small Value IndexSM measures the performance of stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small capitalization” stocks as those stocks that form the lowest 7% of the market capitalization that falls between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® US Dividend and Buyback IndexSM
Number of Components: approximately 378
Index Description. The Morningstar US Dividend and Buyback Index, the Underlying Index, is designed to provide exposure to U.S.-based companies that return capital to shareholders through either dividend payments or share buybacks. The Index consists of companies providing the largest dividend and buyback programs in the market by dollar value. In aggregate, index constituents represent 90% of the total shareholder capital distribution of the Morningstar US Market Index benchmark. The Underlying Index is a subset of the Morningstar US Market Index, which is a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks.
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Index Methodology. The Underlying Index methodology is as follows:
(1) a security must be a member of the Morningstar US Market Index;
(2) security must pay a dividend or repurchase shares resulting in a net share reduction. Total shareholder yield must exceed 0.10%. Total shareholder yield is defined as the sum of trailing 12 month dividend yield and trailing 2 year buyback yield, annualized;
(3) rank by total shareholder payout dollars and select top 90% of total U.S. market shareholder payout dollars;
(4) weight by total shareholder payout dollars (sum of trailing 12 month dividend yield and trailing 2 year buyback yield, annualized, multiplied by float-adjusted market capitalization of company;
(5) apply 4.9% weight cap on individual names to maintain sufficient diversification. The weight capping algorithm will preserve, starting with the smallest security, the relative weights between as many constituents as possible while enforcing the weight cap; and
(6) the index is reconstituted annually and rebalanced quarterly; at rebalance, index constituent list is not altered, but the weights of the constituents are re-adjusted back to the dividend dollar weighting.
Morningstar® US Dividend Growth IndexSM
Number of Components: approximately 455
Index Description. The Morningstar US Dividend Growth Index, the Underlying Index, is a dividend dollars weighted index that seeks to measure the performance of U.S. companies selected based on a consistent history of growing dividends. The Underlying Index is a subset of the Morningstar US Market Index, which is a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks. Eligible companies must pay a qualified dividend, must have at least five years of uninterrupted annual dividend growth and their earnings payout ratio must be less than 75%. Companies that are in the top decile based on dividend yield are excluded from the Underlying Index prior to the dividend growth and payout ratio screens.
Index Methodology. The Underlying Index methodology is as follows:
(1) a security must be a member of the Morningstar US Market Index;
(2) security must pay a qualified dividend (e.g., REITs are excluded);
(3) top decile yield payers are excluded;
(4.1) apply dividend growth screen: must be currently paying dividends and have at least five years of uninterrupted annual dividend growth; dividend growth condition is considered met if either the current annualized dividend rate or the trailing twelve months aggregated dividend increased from the previous to the current reconstitution date;
(4.2) spinoff exception to growth rule: for a current constituent of the index, the requirement to raise dividend year-over-year to remain in the index after reconstitution will be waived if the constituent completed a spin-off in the preceding twelve months; any publicly trading spun-off entity of a current constituent will be immediately included in the index, but it will have to start increasing its dividend starting with the year following the next reconstitution to remain in the index. The current constituent will not require dividend growth in the spin-off year, where “year” means the twelve-month period between annual index reconstitutions;
(4.3) share repurchase exception to growth rule: for a current constituent of the index, the requirement to raise dividend year-over-year to remain in the index after reconstitution will be waived if the constituent kept the dividend constant and executed share repurchases in the preceding twelve months resulting in net decrease in its shares outstanding; this exception does not apply to constituents that decreased their dividend;
(5) apply growth sustainability screen: payout ratio must be less than 75%, and must have positive consensus earnings forecast. Payout ratio is forward looking and is calculated by the forward 12 month indicated dividend divided by the forward 12 month consensus earnings forecast;
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(6) weight by dividend dollars (float adjusted common shares multiplied by the current annualized dividend rate per share);
(7) apply 3% weight cap on individual names to maintain sufficient diversification. The weight capping algorithm will preserve, starting with the smallest security, the relative weights between as many constituents as possible while enforcing the weight cap; and
(8) the index is reconstituted annually and rebalanced quarterly; at rebalance, index constituent list is not altered, but the weights of the constituents are re-adjusted back to the dividend dollar weighting.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI KLD 400 Social Index
Number of Components: 403
Component Selection Criteria and Index Description. The MSCI KLD 400 Social Index is a free float-adjusted market capitalization weighted index designed to provide exposure to U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of April 30, 2018, the Underlying Index consisted of 403 companies identified by MSCI from the universe of companies included in the MSCI USA IMI Index, which consists of the largest NYSE and NASDAQ listed U.S. equities ranked by investable market capitalization (after the application of any investability weightings). MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering environmental, social, and governance criteria. MSCI seeks to include in the Underlying Index companies with high ESG ratings relative to their sector peers and in relation to the broader market.
When selecting companies for the Underlying Index, MSCI also considers market capitalization and liquidity. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, controversial weapons, nuclear weapons, conventional weapons, adult entertainment and genetically modified organisms.
Index Maintenance. The composition of the Underlying Index is reviewed on a quarterly basis. Companies can be added to the Underlying Index only at regular index reviews. Current index constituents are reviewed to determine if any of them should be removed due to ESG performance. In addition, if a constituent is removed from the MSCI USA IMI Index as a result of the index review, it will be simultaneously removed from the Underlying Index. The deleted companies are replaced with eligible companies taking into account size-segment and sector representation. The Underlying Index will be restored to 400 companies at each index review.
Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI USA IMI Index due to corporate events will not be added simultaneously to the Underlying Index, but will be considered for inclusion at the following index review. However, companies deleted from the MSCI USA IMI Index between index reviews are also deleted at the same time from the Underlying Index.
When the number of securities in the Underlying Index falls below 400 due to corporate events, no additions will be made to restore the number of constituents to 400 until the next quarterly index review.
Index Availability. The Underlying Index is calculated continuously and is available from major data vendors.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock,
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without any adjustment for taxes or withholding. The Index is rebalanced on a quarterly basis coinciding with the regular Index Review of the MSCI Global Investable Market Indexes.
MSCI USA Extended ESG Select Index
Number of Components: approximately 101
Component Selection Criteria and Index Description. The Underlying Index is an optimized index designed to measure the equity performance of U.S. companies that have ESG characteristics, while exhibiting risk and return characteristics similar to the MSCI USA Index.
As of May 14, 2018, the Underlying Index consisted of 101 companies included in the MSCI USA Index. MSCI evaluates each eligible company’s ESG performance using standardized criteria and assigns an “overall rating” to each company. ESG scores are normalized and factored into the optimization process. Optimization is a quantitative process that considers the market capitalization weights from the MSCI USA Index, ESG scores, and additional optimization constraints to select and weigh the constituents in the Underlying Index. Normalization of the ESG scores allows the optimization to assess each score in the context of the overall distribution of the ESG scores.
The selection process is designed so that companies with relatively high overall ratings have a higher representation in the Underlying Index than in the MSCI USA Index. Companies with relatively low overall ratings have a lower representation in the Underlying Index than in the MSCI USA Index. Exceptions may result from the Underlying Index’s objective of having risk and return characteristics similar to those of the MSCI USA Index.
The Underlying Index constituents are selected from the MSCI USA Index, which is made up of securities of large-capitalization and mid-capitalization U.S. companies. Securities of companies that the Index Provider determines are involved in tobacco, companies involved with the production of controversial weapons, producers and retailers of civilian firearms, as well as major producers of alcohol, gambling, conventional weapons, nuclear weapons and nuclear power, are excluded from the Underlying Index. The Underlying Index generally follows the same index methodology as the MSCI USA ESG Select Index, the Fund’s former index, except that it applies an additional ineligibility criteria for retailers of civilian firearms. Companies with an ESG Controversies Score below 3 are not eligible for the Underlying Index. The universe of eligible companies are optimized using parameters for predicted tracking error (1.8%), maximum (5%) and minimum (0.1%) constituent weight, sector variation from the parent index (+/-3%), turnover and other factors. Since constituent selection and weights are determined using optimization, the Underlying Index is not capitalization weighted. At the Quarterly Index Reviews, companies with ESG Controversies Scores below 2 are removed. The Underlying Index is optimized on a quarterly basis coinciding with the regular Index Reviews of the MSCI Global Investable Market Indexes. Changes are effective at the beginning of March, June, September and December.
Index Maintenance. The composition of the Underlying Index is reviewed on a quarterly basis. Companies can only be added to the Underlying Index at regular index reviews. Current index constituents are reviewed to determine if any of them should be removed using the optimization described above.
Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI USA Index due to corporate events are not added simultaneously to the Underlying Index, but are considered for inclusion at the following index review. Companies deleted from the MSCI USA Index between quarterly index reviews due to corporate events maintenance are simultaneously deleted from the Underlying Index.
Index Availability. The MSCI USA Extended ESG Select Index is calculated continuously and is available from major data vendors.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Index is rebalanced on a quarterly basis coinciding with the regular Index Review of the MSCI Global Investable Market Indexes.
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Additional Information. “MSCI,” “MSCI KLD 400 Social Index” and “MSCI USA Extended ESG Select Index” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
Investment Restrictions
The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
Each Fund (other than the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Dow Jones U.S. ETF, iShares Europe Developed Real Estate ETF, iShares International Developed Real Estate ETF, iShares International Select Dividend ETF, iShares MSCI KLD 400 Social ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF) will not:
1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Dow Jones U.S. ETF and iShares Select Dividend ETF will not:
1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
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2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
Each of the iShares Core High Dividend ETF, iShares Europe Developed Real Estate ETF, iShares International Developed Real Estate ETF, iShares International Select Dividend ETF and iShares MSCI KLD 400 Social ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
The iShares U.S. Dividend and Buyback ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the 1940 Act.
3.	Issue senior securities to the extent such issuance would violate the 1940 Act.
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4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.	Make loans to the extent prohibited by the 1940 Act.
The iShares Core Dividend Growth ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the 1940 Act.
3.	Issue senior securities to the extent such issuance would violate the 1940 Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.	Make loans to the extent prohibited by the 1940 Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.
Notations Regarding each of the iShares Core Dividend Growth ETF's and iShares U.S. Dividend and Buyback ETF's Fundamental Investment Restrictions
The following notations are not considered to be part of the iShares Core Dividend Growth ETF's and iShares U.S. Dividend and Buyback ETF’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the iShares Core Dividend Growth ETF's and iShares U.S. Dividend and Buyback ETF's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (Each Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the iShares Core Dividend Growth ETF and iShares U.S.
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Dividend and Buyback ETF to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the iShares Core Dividend Growth ETF's and iShares U.S. Dividend and Buyback ETF’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF engage in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the iShares Core Dividend Growth ETF's and iShares U.S. Dividend and Buyback ETF’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
All Funds Other Than the iShares Core Dividend Growth ETF and iShares U.S. Dividend and Buyback ETF
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Each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).
BFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
All Funds
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, for all Funds other than iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (the “iShares Morningstar ETFs”) and iShares Core Dividend Growth ETF, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index and for each of the iShares Morningstar ETFs and iShares Core Dividend Growth ETF, in component securities of its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund's net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 342 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Mark K. Wiedman[2] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (63)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
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Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of
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BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark K. Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Head of International and of Corporate Strategy for BlackRock and Senior Managing Director of BlackRock, Inc. In addition, he is a member of BlackRock's Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Wiedman was the Global Head of iShares and Index Investments. Mr. Wiedman was previously the head of Corporate Strategy for BlackRock. Mr. Wiedman joined BlackRock in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the U.S., Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member (since 2018) and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served
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as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped
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ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results.
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Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended April 30, 2018.
The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met two times during the fiscal year ended April 30, 2018.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended April 30, 2018.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met four times during the fiscal year ended April 30, 2018.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to
56

identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended April 30, 2018.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended April 30, 2018.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met five times during the fiscal year ended April 30, 2018.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2017, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark K. Wiedman	iShares Core Aggressive Allocation ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares National Muni Bond ETF	Over $100,000
	iShares New York Muni Bond ETF	Over $100,000
	iShares Short Maturity Municipal Bond ETF	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core High Dividend ETF	$1-$10,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
57

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P Small-Cap ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Europe ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares iBonds Dec 2022 Term Corporate ETF	$1-$10,000
	iShares MSCI Emerging Markets ETF	$50,001-$100,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Growth ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	$10,001-$50,000
	iShares Russell Mid-Cap Growth ETF	$10,001-$50,000
	iShares Russell Mid-Cap Value ETF	$10,001-$50,000
58

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares Nasdaq Biotechnology ETF	$10,001-$50,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares National Muni Bond ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Short Maturity Bond ETF	$1-$10,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
59

As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2019, each current Independent Trustee is paid an annual retainer of $375,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended April 30, 2018 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2017.
Name	iShares Cohen & Steers REIT ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Core U.S. REIT ETF
Independent Trustees:

Jane D. Carlin	$646	$ 873	$ 1,564	$119
Richard L. Fagnani[1]	639	862	1,545	117
Cecilia H. Herbert	711	960	1,720	131
Charles A. Hurty[2]	674	910	1,631	124
John E. Kerrigan	646	873	1,564	119
Drew E. Lawton[3]	639	862	1,545	117
John E. Martinez	646	873	1,564	119
Madhav V. Rajan	654	883	1,582	120

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares Dow Jones U.S. ETF	iShares Europe Developed Real Estate ETF	iShares International Developed Real Estate ETF	iShares International Select Dividend ETF
Independent Trustees:

Jane D. Carlin	$294	$ 11	$ 140	$1,273
Richard L. Fagnani[1]	290	11	138	1,258
Cecilia H. Herbert	323	13	154	1,401
Charles A. Hurty[2]	307	12	146	1,328
John E. Kerrigan	294	11	140	1,273
Drew E. Lawton[3]	290	11	138	1,258
John E. Martinez	294	11	140	1,273
Madhav V. Rajan	297	12	141	1,288

Interested Trustees:

60

Name	iShares Dow Jones U.S. ETF	iShares Europe Developed Real Estate ETF	iShares International Developed Real Estate ETF	iShares International Select Dividend ETF
Robert S. Kapito	$0	$0	$0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF	iShares Morningstar Mid-Cap ETF
Independent Trustees:

Jane D Carlin	$ 247	$ 243	$ 98	$195
Richard L. Fagnani[1]	244	240	96	193
Cecilia H. Herbert	271	268	107	215
Charles A. Hurty[2]	257	254	102	204
John E. Kerrigan	247	243	98	195
Drew E. Lawton[3]	244	240	96	193
John E. Martinez	247	243	98	195
Madhav V. Rajan	249	246	99	198

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF
Independent Trustees:

Jane D. Carlin	$ 68	$ 109	$ 64	$43
Richard L. Fagnani[1]	67	108	64	42
Cecilia H. Herbert	74	120	71	47
Charles A. Hurty[2]	204	71	114	45
John E. Kerrigan	195	68	109	43
Drew E. Lawton[3]	193	67	108	42
John E. Martinez	195	68	109	43
Madhav V. Rajan	198	68	110	44

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares Morningstar Small-Cap Value ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF
Independent Trustees:

Jane D. Carlin	$ 117	$ 270	$ 178	$4,360
Richard L. Fagnani[1]	115	267	176	4,308
Cecilia H. Herbert	128	297	196	4,796
Charles A. Hurty[2]	122	282	186	4,547
John E. Kerrigan	117	270	178	4,360
Drew E. Lawton[3]	115	267	176	4,308
61

Name	iShares Morningstar Small-Cap Value ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF
John E. Martinez	117	270	178	4,360
Madhav V. Rajan	118	273	180	4,412

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares Transportation Average ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF
Independent Trustees:

Jane D. Carlin	$ 211	$ 165	$ 113	$194
Richard L. Fagnani[1]	208	163	112	191
Cecilia H. Herbert	232	182	124	213
Charles A. Hurty[2]	220	172	118	202
John E. Kerrigan	211	165	113	194
Drew E. Lawton[3]	208	163	112	191
John E. Martinez	211	165	113	194
Madhav V. Rajan	213	167	114	196

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares U.S. Dividend and Buyback ETF[4]	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF
Independent Trustees:

Jane D. Carlin	$2	$284	$ 429	$599
Richard L. Fagnani[1]	2	281	424	592
Cecilia H. Herbert	2	313	472	659
Charles A. Hurty[2]	2	296	447	625
John E. Kerrigan	2	284	429	599
Drew E. Lawton[3]	2	281	424	592
John E. Martinez	2	284	429	599
Madhav V. Rajan	2	288	434	606

Interested Trustees:

Robert S. Kapito	$0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Utilities ETF	iShares U.S. Technology ETF
Independent Trustees:

Jane D. Carlin	$ 470	$ 270	$ 158	$1,052
Richard L. Fagnani[1]	464	267	156	1,040
62

Name	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Utilities ETF	iShares U.S. Technology ETF
Cecilia H. Herbert	517	297	174	1,158
Charles A. Hurty[2]	490	281	165	1,097
John E. Kerrigan	470	270	158	1,052
Drew E. Lawton[3]	464	267	156	1,040
John E. Martinez	470	270	158	1,052
Madhav V. Rajan	476	273	160	1,065

Interested Trustees:
Robert S. Kapito	$ 0	$ 0	$ 0	$0
Mark K. Wiedman	0	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[5]	Estimated Annual Benefits Upon Retirement[5]	Total Compensation From the Funds and Fund Complex[6]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	$361,764
Richard L. Fagnani[1]	Not Applicable	Not Applicable	256,250
Cecilia H. Herbert	Not Applicable	Not Applicable	375,000
Charles A. Hurty[2]	Not Applicable	Not Applicable	376,764
John E. Kerrigan	Not Applicable	Not Applicable	350,000
Drew E. Lawton[3]	Not Applicable	Not Applicable	337,500
John E. Martinez	Not Applicable	Not Applicable	350,000
Madhav V. Rajan	Not Applicable	Not Applicable	362,500

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Mark K. Wiedman	Not Applicable	Not Applicable	0

[1]	Compensation from each Fund and Total Compensation from the Funds and the Fund Complex, as applicable, is shown for Richard L. Fagnani for his services as an Advisory Board Member for the period from May 1, 2017 to June 18, 2017, and for his services as an Independent Trustee for the period from June 19, 2017 (date of his election to the Board of the Trust, iShares, Inc. and iShares U.S. ETF Trust) to April 30, 2018.
[2]	Served as an Independent Trustee through December 31, 2018.
[3]	Compensation from each Fund and Total Compensation from the Funds and the Fund Complex, as applicable, is shown for Drew E. Lawton for his services as an Advisory Board Member for the period from May 1, 2017 to June 18, 2017, and for his services as an Independent Trustee for the period from June 19, 2017 (date of his election to the Board of the Trust, iShares, Inc. and iShares U.S. ETF Trust) to April 30, 2018.
[4]	Compensation is reported from the Fund’s inception to April 30, 2018.
[5]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[6]	Also includes compensation for service on the Board of Trustees or the Advisory Board of iShares U.S. ETF Trust and the Board of Directors or the Advisory Board of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of July 31, 2018.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of July 31, 2018, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
63

Fund	Name	Percentage of Ownership
iShares Cohen & Steers REIT ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	21.00%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.18%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.65%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.30%

iShares Core Dividend Growth ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	24.70%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	12.12%
	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	9.20%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.81%

iShares Core High Dividend ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	22.49%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.50%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.16%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.73%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	5.49%

iShares Core U.S. REIT ETF	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	29.15%
64

Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	14.98%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	9.92%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.95%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.26%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.08%

iShares Dow Jones U.S. ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	19.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.55%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.65%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.09%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.08%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.62%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.45%

iShares Europe Developed Real Estate ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	21.97%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.17%
65

Fund	Name	Percentage of Ownership
	VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.28%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.12%

iShares International Developed Real Estate ETF	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	26.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	23.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.30%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.26%

iShares International Select Dividend ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.07%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.49%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	9.34%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.43%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.63%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.91%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.68%

iShares Morningstar Large-Cap ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.11%
66

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.90%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	10.67%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.24%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.44%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.81%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.64%

iShares Morningstar Large-Cap Growth ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.05%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	11.18%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.01%
	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	10.43%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	9.17%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.62%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.91%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	6.46%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	5.45%

67

Fund	Name	Percentage of Ownership
iShares Morningstar Large-Cap Value ETF	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	11.61%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	11.35%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	10.92%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.45%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.31%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.82%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, NY 10281-8098	5.26%

iShares Morningstar Mid-Cap ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.74%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	11.88%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	11.71%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	8.60%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.85%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.73%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	7.15%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	6.37%
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Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.66%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.23%

iShares Morningstar Mid-Cap Growth ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.75%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.03%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	11.20%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.95%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.34%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	7.10%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.23%

iShares Morningstar Mid-Cap Value ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	22.75%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.42%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.93%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	8.97%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.00%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.73%

69

Fund	Name	Percentage of Ownership
iShares Morningstar Small-Cap ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	14.32%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.48%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	11.57%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	11.21%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.86%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.45%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	6.21%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.84%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.36%

iShares Morningstar Small-Cap Growth ETF	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	14.69%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	12.61%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.73%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.01%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	6.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.53%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	6.27%
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Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.99%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.63%

iShares Morningstar Small-Cap Value ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.42%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	13.85%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	12.51%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.04%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.77%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.63%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.45%

iShares MSCI KLD 400 Social ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.65%
	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	10.83%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.57%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.85%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.09%

71

Fund	Name	Percentage of Ownership
iShares MSCI USA ESG Select ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.84%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.68%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.33%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.85%

iShares Select Dividend ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.86%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.61%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.37%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.46%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.27%

iShares Transportation Average ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.29%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.02%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	10.46%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.12%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.63%
72

Fund	Name	Percentage of Ownership
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.59%

iShares U.S. Basic Materials ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.48%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.31%
	Commerce Bank, N.A. P.O. Box 13366 Kansas City, MO 64199	10.25%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.17%
	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	7.16%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.40%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.66%

iShares U.S. Consumer Goods ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	11.41%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.85%
	HSBC Bank USA, NA/Clearing 452 Fifth Avenue New York, NY 10018	9.67%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.33%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.64%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.89%

73

Fund	Name	Percentage of Ownership
iShares U.S. Consumer Services ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	12.50%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.24%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.50%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.73%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.28%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.97%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.84%

iShares U.S. Dividend and Buyback ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	22.91%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.52%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	15.07%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	8.97%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.94%
	CIBC World Markets Inc./CDS 161 Bay Street 10th Floor Toronto, ON M5J 258 CA	6.13%

iShares U.S. Energy ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.45%
74

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.82%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.80%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.86%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.10%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	6.48%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.46%

iShares U.S. Financial Services ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.55%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	10.08%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.27%
	Janney Montgomery Scott LLC 1717 Arch Street 17th Floor Philadelphia, PA 19103	6.28%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	5.79%
	JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	5.33%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.10%

iShares U.S. Financials ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.93%
75

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.88%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.43%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.90%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.76%

iShares U.S. Healthcare ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.28%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.21%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.06%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	6.82%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.81%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.63%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.47%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.08%

iShares U.S. Industrials ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	12.42%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.67%
76

Fund	Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.74%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.70%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	6.59%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.11%

iShares U.S. Technology ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.92%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.66%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.41%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.77%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.65%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.26%

iShares U.S. Utilities ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	19.70%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.62%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.79%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.49%
77

Fund	Name	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.68%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.08%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.00%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
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Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other
79

business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which a Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Funds. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for
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BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro-rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro-rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
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BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. A Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit a Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
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BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely
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affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
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In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Funds and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Services, the underlying index provider for certain of the Funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC
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Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against the Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
The following describes the calculation of the management fee for each Fund whose management fee is subject to breakpoints. The management fee for all Funds is set forth in the table that follows the description of breakpoints.
Effective June 29, 2018, for its investment advisory services to the iShares International Select Dividend ETF, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares Europe ETF, iShares International Select Dividend ETF and iShares MSCI EAFE Small-Cap ETF. The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.5000% per annum of the aggregate net assets less than or equal to $12 billion, plus 0.4750% per annum of the aggregate net assets over $12 billion, up to and including $18 billion, plus 0.4513% per annum of
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the aggregate net assets over $18 billion, up to and including $24 billion, plus 0.4287% per annum of the aggregate net assets over $24 billion, up to and including $30 billion, plus 0.4073% per annum of the aggregate net assets in excess of $30 billion.
For its investment advisory services to iShares Transportation Average ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF, BFA is paid a management fee from such Funds corresponding to each Fund’s allocable portion of an aggregate management fee calculated based on the aggregate average daily net assets of the following iShares Funds: iShares Transportation Average ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Basic Materials ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Industrials ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF and iShares U.S. Utilities ETF. The aggregate management fee is calculated as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.38% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion, plus 0.34% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion, plus 0.33% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion, plus 0.31% per annum of the aggregate net assets in excess of $50.0 billion.
For its investment advisory services to the iShares Select Dividend ETF, BFA is paid a management fee from the iShares Select Dividend ETF calculated based on the aggregate average daily net assets of the following iShares funds: iShares Latin America 40 ETF, iShares MSCI Pacific ex Japan ETF, iShares Preferred and Income Securities ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF and iShares Select Dividend ETF. The management fee for the iShares Select Dividend ETF equals the ratio of the Fund's net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.4000% per annum of the aggregate net assets less than or equal to $46 billion, plus 0.3800% per annum of the aggregate net assets over $46 billion, up to and including $81 billion, plus 0.3610% per annum of the aggregate net assets over $81 billion, up to and including $111 billion, plus 0.3430% per annum of the aggregate net assets over $111 billion, up to and including $141 billion, plus 0.3259% per annum of the aggregate net assets in excess of $141 billion.
Effective June 26, 2018, for its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate-Term Corporate Bond ETF, iShares Long-Term Corporate Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares Short-Term Corporate Bond ETF and iShares TIPS Bond ETF. The management fee for the iShares Cohen & Steers REIT ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.3500% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.3325% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.3159% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.3001% per annum of the aggregate net assets over $231 billion, up to and including $281 billion, plus 0.2851% per annum of the aggregate net assets in excess of $281 billion.
The following table sets forth the management fee at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended April 30, 2018 and the management fees (net of waivers) each Fund paid BFA for the fiscal years noted.
Fund	Management Fee for the Fiscal Year Ended April 30, 2018	Fund Inception Date	Management Fees Paid for Fiscal Year Ended April 30, 2018	Management Fees Paid for Fiscal Year Ended April 30, 2017	Management Fees Paid for Fiscal Year Ended April 30, 2016
iShares Cohen & Steers REIT ETF	0.34%	01/29/01	$10,232,504	$12,830,013	$11,646,907
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Fund	Management Fee for the Fiscal Year Ended April 30, 2018	Fund Inception Date	Management Fees Paid for Fiscal Year Ended April 30, 2018	Management Fees Paid for Fiscal Year Ended April 30, 2017	Management Fees Paid for Fiscal Year Ended April 30, 2016
iShares Core Dividend Growth ETF[1]	0.08%	06/10/14	1,915,052	769,926	330,450
iShares Core High Dividend ETF[2]	0.08%	03/29/11	5,159,365	6,049,591	5,293,214
iShares Core U.S. REIT ETF[3]	0.08%	05/01/07	209,270	221,037	377,182
iShares Dow Jones U.S. ETF	0.20%	06/12/00	2,254,571	1,973,757	1,887,082
iShares Europe Developed Real Estate ETF	0.48%	11/12/07	195,324	284,000	335,141
iShares International Developed Real Estate ETF	0.48%	11/12/07	2,735,719	3,000,255	3,761,024
iShares International Select Dividend ETF[4]	0.50%	06/11/07	23,041,774	16,018,767	16,078,082
iShares Morningstar Large-Cap ETF	0.20%	06/28/04	1,875,524	1,357,465	1,216,691
iShares Morningstar Large-Cap Growth ETF	0.25%	06/28/04	2,110,481	1,878,609	1,974,563
iShares Morningstar Large-Cap Value ETF	0.25%	06/28/04	957,871	836,119	692,666
iShares Morningstar Mid-Cap ETF	0.25%	06/28/04	1,940,235	1,589,837	1,301,567
iShares Morningstar Mid-Cap Growth ETF	0.30%	06/28/04	726,995	603,786	651,198
iShares Morningstar Mid-Cap Value ETF	0.30%	06/28/04	1,207,703	831,309	584,410
iShares Morningstar Small-Cap ETF	0.25%	06/28/04	618,415	548,269	510,913
iShares Morningstar Small-Cap Growth ETF	0.30%	06/28/04	412,769	339,694	342,730
iShares Morningstar Small-Cap Value ETF	0.30%	06/28/04	1,410,251	1,263,933	1,152,286
iShares MSCI KLD 400 Social ETF[5,6]	0.50%	11/14/06	4,501,988	3,319,785	2,312,661
iShares MSCI USA ESG Select ETF[7,8]	0.50%	01/24/05	3,009,090	2,208,134	1,701,180
iShares Select Dividend ETF	0.39%	11/03/03	66,502,173	63,567,190	53,827,179
iShares Transportation Average ETF	0.43%	10/06/03	3,788,974	3,597,084	3,500,056
iShares U.S. Basic Materials ETF	0.43%	06/12/00	3,571,646	2,851,757	1,720,452
iShares U.S. Consumer Goods ETF	0.43%	06/12/00	2,503,604	2,998,395	3,183,940
iShares U.S. Consumer Services ETF	0.43%	06/12/00	3,238,858	3,762,805	4,548,240
iShares U.S. Dividend and Buyback ETF	0.25%	11/07/17	5,816	N/A	N/A
iShares U.S. Energy ETF	0.43%	06/12/00	4,691,938	5,555,713	5,390,322
iShares U.S. Financial Services ETF	0.43%	06/12/00	6,376,967	3,985,637	3,265,049
iShares U.S. Financials ETF	0.43%	05/22/00	8,504,968	6,887,967	6,252,633
iShares U.S. Healthcare ETF	0.43%	06/12/00	8,466,674	8,195,725	9,245,512
iShares U.S. Industrials ETF	0.43%	06/12/00	4,751,831	4,109,685	2,798,568
iShares U.S. Technology ETF	0.43%	05/15/00	16,590,784	12,596,106	11,814,660
iShares U.S. Utilities ETF	0.43%	06/12/00	3,231,176	3,748,444	2,917,252

[1]	Effective October 5, 2016, the management fee for the iShares Core Dividend Growth ETF is 0.08%. Prior to October 5, 2016, the management fee for the iShares Core Dividend Growth ETF was 0.12%.
[2]	Effective October 5, 2016, the management fee for the iShares Core High Dividend ETF is 0.08%. Prior to October 5, 2016, the management fee for the iShares Core High Dividend ETF was 0.12%.
[3]	Effective November 3, 2016, the management fee for the iShares Core U.S. REIT ETF is 0.08%. Prior to November 3, 2016, the management fee for the iShares Core U.S. REIT ETF was 0.48%.
[4]	Effective June 29, 2018, the management fee for the iShares International Select Dividend ETF was 0.50%. Prior to June 29, 2018, the management fee for the iShares International Select Dividend ETF was 0.49%.
[5]	For the iShares MSCI KLD 400 Social ETF, BFA contractually agreed to waive a portion of its management fee in order to limit the Fund’s total annual fund operating expenses after fee waiver to 0.25% effective June 1, 2018 through April 5, 2020. The contractual waiver was discontinued beginning on June 26, 2018.For the fiscal year ended April 30, 2018, BFA waived $182,202 of its management fees.
[6]	Effective June 26, 2018, the management fee for the iShares MSCI KLD 400 Social ETF is 0.25%. Prior to June 26, 2018, the management fee for the iShares MSCI KLD 400 Social ETF was 0.50%.
[7]	For the iShares MSCI USA ESG Select ETF, BFA contractually agreed to waive a portion of its management fee in order to limit the Fund’s total annual fund operating expenses after fee waiver to 0.25% effective June 1, 2018 through April 5, 2020. The contractual waiver was discontinued beginning on June 26, 2018. For the fiscal year ended April 30, 2018, BFA waived $120,788 of its management fees.
[8]	Effective June 26, 2018, the management fee for the iShares MSCI USA ESG Select ETF is 0.25%. Prior to June 26, 2018, the management fee for the iShares MSCI USA ESG Select ETF was 0.50%.
88

The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of April 30, 2018, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Rachel Aguirre
Types of Accounts	Number	Total Assets
Registered Investment Companies	157	$685,183,000,000
Other Pooled Investment Vehicles	2	1,554,000,000
Other Accounts	19	60,164,000,000

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	228	$1,027,708,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	256	$1,079,856,000,000
Other Pooled Investment Vehicles	2	1,554,000,000
Other Accounts	0	N/A

Alan Mason
Types of Accounts	Number	Total Assets
Registered Investment Companies	327	$1,630,026,000,000
Other Pooled Investment Vehicles	3	5,782,000,000
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	322	$1,143,647,000,000
Other Pooled Investment Vehicles	17	2,417,000,000
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number	Total Assets
Registered Investment Companies	99	$606,331,000,000
Other Pooled Investment Vehicles	7	97,000,000
Other Accounts	2	541,000,000
89

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that constitute those indexes or through a representative sampling of the securities and other financial instruments that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2018:
Rachel Aguirre
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

90

Alan Mason
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of April 30, 2018.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock
91

Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Rachel Aguirre, Diane Hsiung, Jennifer Hsui, Alan Mason, Greg Savage and Amy Whitelaw are each eligible to participate in these plans.
As of April 30, 2018, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:
Rachel Aguirre
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF	X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF	X

92

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF	X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF	X

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF	X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
93

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF			X

Alan Mason
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF	X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
94

Alan Mason
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF	X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
95

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF	X

Amy Whitelaw
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF	X
iShares Core Dividend Growth ETF	X
iShares Core High Dividend ETF	X
iShares Core U.S. REIT ETF		X
iShares Dow Jones U.S. ETF	X
iShares Europe Developed Real Estate ETF	X
iShares International Developed Real Estate ETF	X
iShares International Select Dividend ETF	X
iShares Morningstar Large-Cap ETF	X
iShares Morningstar Large-Cap Growth ETF	X
iShares Morningstar Large-Cap Value ETF	X
iShares Morningstar Mid-Cap ETF	X
iShares Morningstar Mid-Cap Growth ETF	X
iShares Morningstar Mid-Cap Value ETF	X
iShares Morningstar Small-Cap ETF	X
iShares Morningstar Small-Cap Growth ETF	X
iShares Morningstar Small-Cap Value ETF	X
iShares MSCI KLD 400 Social ETF	X
iShares MSCI USA ESG Select ETF	X
iShares Select Dividend ETF	X
iShares Transportation Average ETF	X
iShares U.S. Basic Materials ETF	X
iShares U.S. Consumer Goods ETF	X
iShares U.S. Consumer Services ETF	X
iShares U.S. Dividend and Buyback ETF	X
iShares U.S. Energy ETF	X
iShares U.S. Financial Services ETF	X
iShares U.S. Financials ETF	X
iShares U.S. Healthcare ETF	X
iShares U.S. Industrials ETF	X
iShares U.S. Technology ETF	X
iShares U.S. Utilities ETF	X
96

Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2018	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2017	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2016
iShares Cohen & Steers REIT ETF	01/29/01	$ 54,053	$ 78,908	$ 77,206
iShares Core Dividend Growth ETF	06/10/14	55,140	29,609	18,786
iShares Core High Dividend ETF	03/29/11	113,693	130,143	101,774
iShares Core U.S. REIT ETF	05/01/07	12,765	7,927	8,171
iShares Dow Jones U.S. ETF	06/12/00	33,923	34,254	33,168
iShares Europe Developed Real Estate ETF	11/12/07	35,788	30,769	29,442
iShares International Developed Real Estate ETF	11/12/07	67,066	58,063	79,199
iShares International Select Dividend ETF	06/11/07	263,015	188,071	270,919
iShares Morningstar Large-Cap ETF	06/28/04	22,965	18,871	20,993
iShares Morningstar Large-Cap Growth ETF	06/28/04	20,316	20,525	22,331
iShares Morningstar Large-Cap Value ETF	06/28/04	14,639	12,436	12,027
iShares Morningstar Mid-Cap ETF	06/28/04	26,611	25,317	28,719
iShares Morningstar Mid-Cap Growth ETF	06/28/04	17,676	17,242	14,928
iShares Morningstar Mid-Cap Value ETF	06/28/04	18,020	17,057	19,162
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Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2018	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2017	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2016
iShares Morningstar Small-Cap ETF	06/28/04	25,385	24,233	24,239
iShares Morningstar Small-Cap Growth ETF	06/28/04	24,419	27,923	18,841
iShares Morningstar Small-Cap Value ETF	06/28/04	26,263	29,383	25,140
iShares MSCI KLD 400 Social ETF	11/14/06	29,340	25,681	21,954
iShares MSCI USA ESG Select ETF	01/24/05	18,072	16,449	13,940
iShares Select Dividend ETF	11/03/03	291,721	320,948	304,288
iShares Transportation Average ETF	10/06/03	17,088	18,063	22,696
iShares U.S. Basic Materials ETF	06/12/00	19,729	18,852	12,865
iShares U.S. Consumer Goods ETF	06/12/00	17,320	20,615	23,082
iShares U.S. Consumer Services ETF	06/12/00	19,409	22,941	29,260
iShares U.S. Dividend and Buyback ETF	11/07/17	7,484	N/A	N/A
iShares U.S. Energy ETF	06/12/00	22,930	30,421	32,653
iShares U.S. Financial Services ETF	06/12/00	30,605	23,579	20,821
iShares U.S. Financials ETF	05/22/00	44,508	41,707	41,247
iShares U.S. Healthcare ETF	06/12/00	38,665	42,076	51,111
iShares U.S. Industrials ETF	06/12/00	27,508	29,906	22,405
iShares U.S. Technology ETF	05/15/00	71,319	62,067	65,098
iShares U.S. Utilities ETF	06/12/00	18,287	21,710	20,384
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount
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of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) all Funds except for the iShares Europe Developed Real Estate ETF, iShares International Developed Real Estate ETF and iShares International Select Dividend ETF (“Domestic Equity Funds”) retained 71.5% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) domestic equity funds, such as the Domestic Equity Funds, retain 73.5% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Through December 31, 2018, (i) the iShares Europe Developed Real Estate ETF, iShares International Developed Real Estate ETF and iShares International Select Dividend ETF (“International Equity Funds”) retained 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) international equity funds, such as the International Equity Funds, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable Fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
Domestic Equity Funds
Through December 31, 2018, (i) 75% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees.
International Equity Funds
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended April 30, 2018 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
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(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended April 30, 2018.
Fund	iShares Cohen & Steers REIT ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Core U.S. REIT ETF
Gross income from securities lending activities	$2,454,426	N/A	$49,747	$260,636
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	139,097	0	13,934	18,790
Cash collateral management expenses not included in securities lending income paid to BTC	67,602	0	597	6,475
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	1,856,361	0	0	186,026
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	2,063,060	0	14,531	211,291
Net income from securities lending activities	391,366	N/A	35,216	49,345

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Fund	iShares Dow Jones U.S. ETF	iShares Europe Developed Real Estate ETF	iShares International Developed Real Estate ETF	iShares International Select Dividend ETF
Gross income from securities lending activities	$385,713	$11,934	$114,882	$70,194
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	43,163	1,845	18,185	10,410
Cash collateral management expenses not included in securities lending income paid to BTC	9,069	159	1,694	31
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	219,200	1,651	14,083	762
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	271,432	3,655	33,962	11,203
Net income from securities lending activities	114,281	8,279	80,920	58,991

Fund	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF	iShares Morningstar Mid-Cap ETF
Gross income from securities lending activities	$8,273	$283,503	$11,067	$350,897
Fees and/or compensation for securities lending activities and related services
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Fund	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF	iShares Morningstar Mid-Cap ETF
Securities lending income paid to BTC for services as securities lending agent	450	52,591	689	27,355
Cash collateral management expenses not included in securities lending income paid to BTC	225	4,789	305	8,992
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	6,317	87,850	8,150	242,001
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	6,992	145,230	9,144	278,348
Net income from securities lending activities	1,281	138,273	1,923	72,549

Fund	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF
Gross income from securities lending activities	$501,758	$153,275	$480,973	$527,824
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	45,157	24,582	69,817	58,233
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Fund	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF
Cash collateral management expenses not included in securities lending income paid to BTC	11,899	3,406	9,208	11,885
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	324,974	59,627	219,397	305,008
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	382,030	87,615	298,422	375,126
Net income from securities lending activities	119,728	65,660	182,551	152,698

Fund	iShares Morningstar Small-Cap Value ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF
Gross income from securities lending activities	$1,035,993	$251,342	$175,551	N/A
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	157,551	30,186	24,453	0
Cash collateral management expenses not included in securities lending income paid to BTC	17,898	6,077	4,159	0
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Fund	iShares Morningstar Small-Cap Value ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	435,057	135,808	83,443	0
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	610,506	172,071	112,055	0
Net income from securities lending activities	425,487	79,271	63,496	N/A

Fund	iShares Transportation Average ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF
Gross income from securities lending activities	$290,219	$76,598	$313,949	$400,402
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	18,111	5,698	57,475	59,216
Cash collateral management expenses not included in securities lending income paid to BTC	7,870	2,096	6,706	7,634
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Fund	iShares Transportation Average ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	214,325	53,569	100,006	176,074
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	240,306	61,363	164,187	242,924
Net income from securities lending activities	49,913	15,235	149,762

Fund	iShares U.S. Dividend and Buyback ETF	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF
Gross income from securities lending activities	$81	$413,969	$44,449	$470,099
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	18	37,361	3,639	31,079
Cash collateral management expenses not included in securities lending income paid to BTC	1	10,485	1,139	12,528
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Fund	iShares U.S. Dividend and Buyback ETF	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	16	267,111	29,807	341,644
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	35	314,957	34,585	385,251
Net income from securities lending activities	46	99,012	9,864	84,848

Fund	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF
Gross income from securities lending activities	$739,867	$262,532	$1,464,937	$24,578
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	62,485	18,726	124,677	1,375
Cash collateral management expenses not included in securities lending income paid to BTC	19,042	6,610	37,065	652
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
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Fund	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF
Rebates (paid to borrowers)	492,074	185,742	973,928	18,755
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	573,601	211,078	1,135,670	20,782
Net income from securities lending activities	166,266	51,454	329,267	3,796
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localizes the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge,
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and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, E*Trade Securities LLC, FDx Advisors, Inc., Ladenburg Thalmann Advisor Network LLC, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the NYSE (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines
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in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value
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as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ADRs, GDRs or ETFs that invest in components of the Underlying Index) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in
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retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Funds anticipate that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock
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exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons, including PNC and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally,
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shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are principally due to increases or decreases in that Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:
Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2018	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2017	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2016
iShares Cohen & Steers REIT ETF	01/29/01	$ 88,098	$ 32,545	$ 60,280
iShares Core Dividend Growth ETF	06/10/14	70,652	15,565	3,858
iShares Core High Dividend ETF	03/29/11	301,710	421,748	460,009
iShares Core U.S. REIT ETF	05/01/07	10,022	5,884	1,051
iShares Dow Jones U.S. ETF	06/12/00	5,610	3,747	3,699
iShares Europe Developed Real Estate ETF	11/12/07	1,885	1,969	2,986
iShares International Developed Real Estate ETF	11/12/07	16,801	16,489	32,230
iShares International Select Dividend ETF	06/11/07	508,262	357,543	439,104
iShares Morningstar Large-Cap ETF	06/28/04	21,744	23,684	10,981
iShares Morningstar Large-Cap Growth ETF	06/28/04	20,797	9,746	5,090
iShares Morningstar Large-Cap Value ETF	06/28/04	6,668	7,334	5,660
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Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2018	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2017	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2016
iShares Morningstar Mid-Cap ETF	06/28/04	32,260	27,124	20,619
iShares Morningstar Mid-Cap Growth ETF	06/28/04	6,513	5,582	4,657
iShares Morningstar Mid-Cap Value ETF	06/28/04	19,490	11,803	9,189
iShares Morningstar Small-Cap ETF	06/28/04	17,410	17,999	17,758
iShares Morningstar Small-Cap Growth ETF	06/28/04	8,432	8,048	6,735
iShares Morningstar Small-Cap Value ETF	06/28/04	62,542	36,497	36,829
iShares MSCI KLD 400 Social ETF	11/14/06	7,798	5,982	5,601
iShares MSCI USA ESG Select ETF	01/24/05	6,613	7,264	2,430
iShares Select Dividend ETF	11/03/03	1,183,917	584,851	518,644
iShares Transportation Average ETF	10/06/03	5,705	4,374	11,993
iShares U.S. Basic Materials ETF	06/12/00	8,966	11,905	7,720
iShares U.S. Consumer Goods ETF	06/12/00	4,737	4,509	3,587
iShares U.S. Consumer Services ETF	06/12/00	10,413	4,390	8,935
iShares U.S. Dividend and Buyback ETF	11/07/17	101	N/A	N/A
iShares U.S. Energy ETF	06/12/00	13,605	25,768	32,468
iShares U.S. Financial Services ETF	06/12/00	10,453	5,089	3,517
iShares U.S. Financials ETF	05/22/00	17,109	9,108	8,288
iShares U.S. Healthcare ETF	06/12/00	10,989	7,116	10,923
iShares U.S. Industrials ETF	06/12/00	7,669	8,129	3,874
iShares U.S. Technology ETF	05/15/00	71,678	11,769	17,788
iShares U.S. Utilities ETF	06/12/00	6,079	7,206	7,602
The Funds did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to its affiliates during the fiscal year ended April 30, 2018.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended April 30, 2018:
Fund	Issuer	Market Value of Investment
iShares Core Dividend Growth ETF	JPMorgan Chase & Co.	$ 92,014,283
	Bank of America Corp.	53,900,700
	Goldman Sachs Group Inc. (The)	12,017,314

iShares Dow Jones U.S. ETF	JPMorgan Chase & Co.	$ 16,216,378
	Bank of America Corp.	12,433,974
	Citigroup, Inc.	7,622,414
	Goldman Sachs Group Inc. (The)	3,652,646

iShares Morningstar Large-Cap ETF	Bank of America Corp.	$ 37,183,080

iShares Morningstar Large-Cap Value ETF	JPMorgan Chase & Co.	$ 22,683,349
	Citigroup, Inc.	10,660,838
	Goldman Sachs Group Inc. (The)	5,115,992

iShares U.S. Dividend and Buyback ETF	JPMorgan Chase & Co.	$ 172,416
	Citigroup, Inc.	123,432
	Bank of America Corp.	103,643
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Fund	Issuer	Market Value of Investment
	Goldman Sachs Group Inc. (The)	60,059

iShares U.S. Financial Services ETF	JPMorgan Chase & Co.	$ 199,263,095
	Bank of America Corp.	152,785,433
	Citigroup, Inc.	93,650,465
	Goldman Sachs Group Inc. (The)	44,941,888

iShares U.S. Financials ETF	JPMorgan Chase & Co.	$ 165,359,524
	Bank of America Corp.	126,789,620
	Citigroup, Inc.	77,716,315
	Goldman Sachs Group Inc. (The)	37,294,355
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year ended April 30, 2018	Fiscal Year ended April 30, 2017
iShares Cohen & Steers REIT ETF	12%	8%
iShares Core Dividend Growth ETF	24%	27%
iShares Core High Dividend ETF	46%	49%
iShares Core U.S. REIT ETF	8%	30%
iShares Dow Jones U.S. ETF	4%	4%
iShares Europe Developed Real Estate ETF	12%	10%
iShares International Developed Real Estate ETF	8%	7%
iShares International Select Dividend ETF	24%	29%
iShares Morningstar Large-Cap ETF	46%	45%
iShares Morningstar Large-Cap Growth ETF	48%	31%
iShares Morningstar Large-Cap Value ETF	24%	31%
iShares Morningstar Mid-Cap ETF	50%	56%
iShares Morningstar Mid-Cap Growth ETF	43%	47%
iShares Morningstar Mid-Cap Value ETF	45%	38%
iShares Morningstar Small-Cap ETF	56%	66%
iShares Morningstar Small-Cap Growth ETF	51%	63%
iShares Morningstar Small-Cap Value ETF	54%	48%
iShares MSCI KLD 400 Social ETF	11%	10%
iShares MSCI USA ESG Select ETF	13%	19%
iShares Select Dividend ETF	28%	19%
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Fund	Fiscal Year ended April 30, 2018	Fiscal Year ended April 30, 2017
iShares Transportation Average ETF	5%	5%
iShares U.S. Basic Materials ETF	6%	13%
iShares U.S. Consumer Goods ETF	7%	7%
iShares U.S. Consumer Services ETF	10%	8%
iShares U.S. Dividend and Buyback ETF	14%	N/A
iShares U.S. Energy ETF	6%	18%
iShares U.S. Financial Services ETF	4%	4%
iShares U.S. Financials ETF	6%	6%
iShares U.S. Healthcare ETF	7%	6%
iShares U.S. Industrials ETF	7%	10%
iShares U.S. Technology ETF	15%	4%
iShares U.S. Utilities ETF	5%	9%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 265 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is
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required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a Fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a Fund, the Trust or a Fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
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Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of May 31, 2018:
Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Cohen & Steers REIT ETF	50,000	$4,817,500
iShares Core Dividend Growth ETF	50.000	1,719,500
iShares Core High Dividend ETF	50,000	4,235,500
iShares Core U.S. REIT ETF	50,000	2,376,000
iShares Dow Jones U.S. ETF	50,000	6,796,500
iShares Europe Developed Real Estate ETF	50,000	2,024,000
iShares International Developed Real Estate ETF	100,000	3,008,000
iShares International Select Dividend ETF	50,000	1,651,500
iShares Morningstar Large-Cap ETF	50,000	7,768,500
iShares Morningstar Large-Cap Growth ETF	50,000	8,570,000
iShares Morningstar Large-Cap Value ETF	50,000	5,094,000
iShares Morningstar Mid-Cap ETF	50,000	9,147,000
iShares Morningstar Mid-Cap Growth ETF	50,000	10,784,000
iShares Morningstar Mid-Cap Value ETF	50,000	7,907,000
iShares Morningstar Small-Cap ETF	50,000	8,930,000
iShares Morningstar Small-Cap Growth ETF	50,000	9,773,000
iShares Morningstar Small-Cap Value ETF	50,000	7,574,500
iShares MSCI KLD 400 Social ETF	50,000	5,036,500
iShares MSCI USA ESG Select ETF	50,000	5,600,500
iShares Select Dividend ETF	50,000	4,880,000
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Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Transportation Average ETF	50,000	9,705,000
iShares U.S. Basic Materials ETF	50,000	4,983,000
iShares U.S. Consumer Goods ETF	50,000	5,722,000
iShares U.S. Consumer Services ETF	50,000	9,381,000
iShares U.S. Dividend and Buyback ETF	50,000	1,282,500
iShares U.S. Energy ETF	50,000	2,093,000
iShares U.S. Financial Services ETF	50,000	6,591,500
iShares U.S. Financials ETF	50,000	5,916,500
iShares U.S. Healthcare ETF	50,000	8,786,500
iShares U.S. Industrials ETF	50,000	7,330,500
iShares U.S. Technology ETF	50,000	9,025,500
iShares U.S. Utilities ETF	50,000	6,487,000
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process (as discussed below) or that the Authorized Participant is not able to trade due to a trading restriction. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws or in certain other situations.
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Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
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Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. For the iShares Cohen & Steers REIT ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Core U.S. REIT ETF, iShares Dow Jones U.S. ETF, iShares Europe Developed Real Estate ETF, iShares International Select Dividend ETF, iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares Select Dividend ETF, iShares Transportation Average ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Dividend and Buyback ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF, Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). For the iShares International Developed Real Estate ETF, Creation Units are generally issued on a “T+3 basis” (i.e., three Business Days after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 or T+3, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, certain Funds reserve the right to settle Creation Unit transactions on a basis other than T+2 or T+3, in order to accommodate non-U.S. market holiday schedules (as
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discussed in Appendix B of this SAI), to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Funds. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Cohen & Steers REIT ETF	$ 250	3.0%
iShares Core Dividend Growth ETF	800	3.0%
iShares Core High Dividend ETF	250	3.0%
iShares Core U.S. REIT ETF	250	3.0%
iShares Dow Jones U.S. ETF	3,000	3.0%
iShares Europe Developed Real Estate ETF	2,700	3.0%
iShares International Developed Real Estate ETF	4,000	7.0%
iShares International Select Dividend ETF	2,000	7.0%
iShares Morningstar Large-Cap ETF	250	3.0%
iShares Morningstar Large-Cap Growth ETF	250	3.0%
iShares Morningstar Large-Cap Value ETF	250	3.0%
iShares Morningstar Mid-Cap ETF	500	3.0%
iShares Morningstar Mid-Cap Growth ETF	500	3.0%
iShares Morningstar Mid-Cap Value ETF	500	3.0%
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Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Morningstar Small-Cap ETF	650	3.0%
iShares Morningstar Small-Cap Growth ETF	600	3.0%
iShares Morningstar Small-Cap Value ETF	600	3.0%
iShares MSCI KLD 400 Social ETF	1,000	3.0%
iShares MSCI USA ESG Select ETF	350	3.0%
iShares Select Dividend ETF	250	3.0%
iShares Transportation Average ETF	250	3.0%
iShares U.S. Basic Materials ETF	250	3.0%
iShares U.S. Consumer Goods ETF	300	3.0%
iShares U.S. Consumer Services ETF	450	3.0%
iShares U.S. Dividend and Buyback ETF	1,100	3.0%
iShares U.S. Energy ETF	250	3.0%
iShares U.S. Financial Services ETF	300	3.0%
iShares U.S. Financials ETF	650	3.0%
iShares U.S. Healthcare ETF	300	3.0%
iShares U.S. Industrials ETF	600	3.0%
iShares U.S. Technology ETF	350	3.0%
iShares U.S. Utilities ETF	250	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In
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the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but the Funds reserve the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Cohen & Steers REIT ETF	$ 250	2.0%
iShares Core Dividend Growth ETF	800	2.0%
iShares Core High Dividend ETF	250	2.0%
iShares Core U.S. REIT ETF	250	2.0%
iShares Dow Jones U.S. ETF	3,000	2.0%
iShares Europe Developed Real Estate ETF	2,700	2.0%
iShares International Developed Real Estate ETF	4,000	2.0%
iShares International Select Dividend ETF	2,000	2.0%
iShares Morningstar Large-Cap ETF	250	2.0%
iShares Morningstar Large-Cap Growth ETF	250	2.0%
iShares Morningstar Large-Cap Value ETF	250	2.0%
iShares Morningstar Mid-Cap ETF	500	2.0%
iShares Morningstar Mid-Cap Growth ETF	500	2.0%
iShares Morningstar Mid-Cap Value ETF	500	2.0%
iShares Morningstar Small-Cap ETF	650	2.0%
iShares Morningstar Small-Cap Growth ETF	600	2.0%
iShares Morningstar Small-Cap Value ETF	600	2.0%
iShares MSCI KLD 400 Social ETF	1,000	2.0%
iShares MSCI USA ESG Select ETF	350	2.0%
iShares Select Dividend ETF	250	2.0%
iShares Transportation Average ETF	250	2.0%
iShares U.S. Basic Materials ETF	250	2.0%
iShares U.S. Consumer Goods ETF	300	2.0%
iShares U.S. Consumer Services ETF	450	2.0%
iShares U.S. Dividend and Buyback ETF	1,100	2.0%
iShares U.S. Energy ETF	250	2.0%
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Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares U.S. Financial Services ETF	300	2.0%
iShares U.S. Financials ETF	650	2.0%
iShares U.S. Healthcare ETF	300	2.0%
iShares U.S. Industrials ETF	600	2.0%
iShares U.S. Technology ETF	350	2.0%
iShares U.S. Utilities ETF	250	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
For the iShares Cohen & Steers REIT ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Core U.S. REIT ETF, iShares Dow Jones U.S. ETF, iShares Europe Developed Real Estate ETF, iShares International Select Dividend ETF, iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares Select Dividend ETF, iShares Transportation Average ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Dividend and Buyback ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF,
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iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF, deliveries of redemption proceeds are generally made within two Business Days (i.e., “T+2”). For the iShares International Developed Real Estate ETF, deliveries of redemption proceeds are generally made within three Business Days (i.e., “T+3”). However, each Fund reserves the right to settle deliveries of redemption proceeds on a basis other than T+2 or T+3, including a shorter settlement period, if necessary or appropriate under the circumstances and compliance with applicable law. For example, certain Funds reserve the right to settle redemption transactions on a basis other than T+2 or T+3 to accommodate non-U.S. market holiday schedules (as discussed in Appendix B of this SAI), to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. Appendix B of this SAI identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds for such Funds. Pursuant to an order of the SEC, for such Funds, the Trust will make delivery of redemption proceeds within the number of days stated in Appendix B of this SAI to be the maximum number of days necessary to deliver redemption proceeds.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B to this SAI in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than the time specified by a Fund or its custodian on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an
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emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on a Fund, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisors regarding the implications of the Tax Act on their investment in a Fund.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable
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year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards, as set forth in the table below, as of April 30, 2018, the tax year-end for the Funds listed:
Fund	Non-Expiring [1]	Expiring 2019	Total
iShares Cohen & Steers REIT ETF	$ 40,482,099	—	$40,482,099
iShares Core Dividend Growth ETF	8,799,735	—	8,799,735
iShares Core High Dividend ETF	219,653,257	—	219,653,257
iShares Dow Jones U.S. ETF	—	$2,653,096	2,653,096
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Fund	Non-Expiring [1]	Expiring 2019	Total
iShares Europe Developed Real Estate ETF	1,983,566	495,537	2,479,103
iShares International Developed Real Estate ETF	56,022,525	6,772,206	62,794,731
iShares International Select Dividend ETF	510,741,182	—	510,741,182
iShares Morningstar Large-Cap ETF	20,601,346	—	20,601,346
iShares Morningstar Large-Cap Growth ETF	—	982,680	982,680
iShares Morningstar Large-Cap Value ETF	—	5,511,604	5,511,604
iShares Morningstar Mid-Cap ETF	27,440,863	—	27,440,863
iShares Morningstar Mid-Cap Growth ETF	—	3,999,375	3,999,375
iShares Morningstar Mid-Cap Value ETF	13,655,020	—	13,655,020
iShares Morningstar Small-Cap ETF	14,006,741	—	14,006,741
iShares Morningstar Small-Cap Growth ETF	2,472,113	—	2,472,113
iShares Morningstar Small-Cap Value ETF	24,643,135	—	24,643,135
iShares MSCI KLD 400 Social ETF	1,662,749	374,960	2,037,709
iShares MSCI USA ESG Select ETF	—	74,125	74,125
iShares Select Dividend ETF	158,838,354	—	158,838,354
iShares Transportation Average ETF	23,015,684	4,851,034	27,866,718
iShares U.S. Basic Materials ETF	103,289,877	64,751	103,354,628
iShares U.S. Consumer Goods ETF	3,551,012	—	3,551,012
iShares U.S. Consumer Services ETF	32,623,807	1,146,492	33,770,299
iShares U.S. Energy ETF	55,658,360	10,785,190	66,443,550
iShares U.S. Financial Services ETF	11,433,067	6,373,191	17,806,258
iShares U.S. Healthcare ETF	11,633,268	2,243,166	13,876,434
iShares U.S. Industrials ETF	9,896,058	—	9,896,058
iShares U.S. Technology ETF	9,036,658	6,381,458	15,418,116
iShares U.S. Utilities ETF	9,554,854	5,497,127	15,051,981

[1]	Must be utilized prior to losses subject to expiration.
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over
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the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be
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increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing
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transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. In addition, the Tax Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a RIC paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulations provide for a pass-through, investors in such a RIC will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by
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otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund was to elect otherwise.
Each Fund, but in particular the Foreign Funds, may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by a Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to a Fund unless such amounts were also distributed to the Fund.
Alternatively, a Fund may make a mark-to-market election that would result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize
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income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
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The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
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Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the following Fund for marketing to investors in Finland, Luxembourg, the Netherlands, Sweden, and the U.K.:
iShares Select Dividend ETF
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that
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are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Mutual Funds and iShares ETFs1 Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
October 1, 2018
The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines1, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

[1]	iShares ESG 1-5 Year USD Corporate Bond ETF, iShares ESG MSCI EAFE ETF, iShares ESG MSCI EM ETF, iShares ESG MSCI USA ETF, iShares ESG MSCI USA Small-Cap ETF, iShares ESG U.S. Aggregate Bond ETF, iShares ESG USD Corporate Bond ETF, iShares Global Green Bond ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Global Impact ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI Peru ETF and iShares MSCI USA ESG Select ETF have separate Proxy Voting Policies.

Appendix A2 – iShares Sustainable ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
iShares Sustainable ETFs Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
September 28, 2018
The Boards of Trustees/Directors (“Directors”) of Funds listed in Appendix A (the ‘‘iShares Sustainable ETFs’’), advised by BlackRock Fund Advisors (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the iShares Sustainable ETFs, and have determined that it is in the best interests of the iShares Sustainable ETFs and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the iShares Sustainable ETFs’ respective investment management agreements.
BlackRock has adopted guidelines and procedures and supplemental guidelines applicable to environmental and social issues investing (together and as from time to time amended, the “BlackRock Sustainable Voting Guidelines”) governing proxy voting by the iShares Sustainable ETFs managed by BlackRock.
BlackRock will cast votes on behalf of each of the iShares Sustainable ETFs on specific proxy issues in respect of securities held by each such iShares Sustainable ETF(or may refrain from voting) in accordance with the BlackRock Sustainable Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the iShares Sustainable ETFs in the preceding year together with a representation that all votes were in accordance with the BlackRock Sustainable Voting Guidelines, and (2) any changes to the BlackRock Sustainable Voting Guidelines that have not previously been reported.

Appendix A
iShares ESG 1-5 Year USD Corporate Bond ETF
iShares ESG MSCI EAFE ETF
iShares ESG MSCI EM ETF
iShares ESG MSCI USA ETF
iShares ESG MSCI USA Small-Cap ETF
iShares ESG U.S. Aggregate Bond ETF
iShares ESG USD Corporate Bond ETF
iShares Global Green Bond ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI Global Impact ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF

Appendix A3 – BlackRock Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance Guidelines & Engagement Principles
January 2019

INTRODUCTION TO BLACKROCK
BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues
It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.
We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

Appendix A4 – Supplemental BlackRock Sustainable Proxy Voting Guidelines
September 28, 2018
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that BlackRock Investment Stewardship (BIS) undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
BIS expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to E&S matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with E&S issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S matters. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
BIS may vote against shareholder proposals that, in our assessment, are too prescriptive or narrowly focused, deal with issues we consider to be the purview of the board or management, or where the company is already reporting in the spirit of the shareholder proposals even if not in its exact format.
In certain instances, BIS may instruct E&S shareholder proposals differently for different funds. This “split vote” will be based on BIS’ assessment of the materiality of the underlying issues in conjunction with an assessment that clients invested in the ESG funds may expect more urgent action be taken by the company. In our view, it is reasonable to expect that clients invested in ESG funds may be less patient with regard to evolution in corporate policies on material E&S matters and therefore wish to send a stronger signal to the company by supporting a shareholder proposal.
Environmental shareholder proposals:
Climate risks and opportunities:
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk”, we believe that climate presents significant investment risks and opportunities to many companies. We believe that the Financial Stability Board’s Task Force on Climate- Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board (“SASB”) sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities. We expect companies to help their investors understand how the company may be impacted by climate change and to convey their governance around this issue through their corporate disclosures. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business, and how management mitigates that risk. Shareholder proposals related to climate risk, include, but are not limited to: the need for greater reporting on GHG emissions; how the company’s strategy would fare under a 2 degree scenario;1 the transition to a lower carbon economy (including greater integration of renewable energy etc.); and the company’s management of methane or other GHG emissions.
In assessing these proposals, we take into consideration the factors laid out above, as well as the robustness of the company’s existing disclosures and our understanding of its management of the issues as revealed through our engagements with the company and board members over time.
Sustainability Disclosures
As set forth above, BIS expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This includes how the company is assessing risks to the natural environment as a result, directly, or indirectly, of its operations. This may include impacts to forests, species, water, air, as well as the impact of waste, and of product life-cycle management. We believe that SASB’s sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on material sector-specific sustainability issues. Using SASB as a guide, where necessary, we will engage with companies to understand their oversight and management of material sustainability factors. Where there is a shareholder proposal related to a matter of environmental sustainability, we will assess the quality of the company’s existing disclosures, the information gleaned through engagement, and the fund’s timeframe for change in reaching a decision on how to vote.
Social and political shareholder proposals:
Data Privacy and cybersecurity:
BIS views cybersecurity as a significant enterprise-wide risk that can impact all levels of a company’s operational activities. Managing this risk is essential to preserving corporate value over time. We assess cybersecurity risk as one component of a company’s broader risk management and oversight responsibility. In any engagement related to risk, we seek to understand a company’s governance and strategy around the issue; the board’s oversight of management and the company’s processes; and the company’s disclosures regarding its preparedness to manage a risk-related event if and when one occurs. Where a company receives a shareholder proposal related to cybersecurity and data privacy accountability, we will review the company’s existing disclosures and take into account our understanding of its management of the issues as revealed through our engagements with the company and board members over time.
Human Capital Management:
A company’s approach to human capital management – employee development, diversity and a commitment to equal employment opportunity, health and safety, labor relations, and supply chain labor standards, amongst other things – will vary across sectors but are a factor in business continuity and success. In light of evolving market trends like shortages of skilled labor, uneven wage growth, and technology that is transforming the labor market, many companies and investors consider having a high standard of human capital management a competitive advantage. In our engagement on these factors, we seek to ensure companies are adopting the sound business practices likely to create an engaged and stable workforce. As part of the engagement, we are interested to know if, and how, boards oversee and work with management to improve performance in these areas. Such engagement also provides a lens into the company’s culture, long-term operational risk management practices, and, more broadly, the quality of the board’s oversight.
BIS is aware that disclosure of information on HCM is still evolving and that the way HCM risks manifest themselves may vary by industry and market. We are members of the Investor Advisory Group of the Sustainability Accounting Standards Board (SASB), which provides industry-specific HCM metrics. We encourage companies to aim over time to go beyond commentaries and provide more transparency on their practices. Investors recognize that most companies are already in possession of HCM data on their workforce, but are cautious of disclosing this information. We believe that both qualitative and quantifiable indicators can help effectively distinguish companies that are managing this important driver of value in their business. Where a company receives a shareholder proposal related to reporting on Equal Employment Opportunity (EEO), board diversity or pay disparity, we will take into account the company’s current disclosures as well as any insight we receive through our engagements with the company and board members in reaching a decision on how to vote.

[1]	As envisioned by the United Nations Framework Convention on Climate Change (“UNFCC”) Conference of the Parties to the Paris Climate Accord in 2015.

Human Rights
BIS believes that companies with strong corporate governance practices are more likely to manage the material environmental and social risks facing the company. To that end, we expect management and the board to oversee the health and safety of its workers, their working conditions, adherence to applicable labor and anti-discrimination laws, work day length and minimum wage best practices. Companies should also understand and manage their impact on communities, including lower income and indigenous populations. We expect companies and board to be able to explain their oversight of human rights-related issues. We expect that companies have policies in place to review their practices and supply chains and to have processes to institute corrective action where necessary. We also expect companies to be in compliance with international standards such as the UN Global Compact, where applicable, and we will take into account any violations thereof in the context of our engagement and voting decisions.
Opioids:
Companies involved in the manufacture and distribution of opioids have come under increasing scrutiny over their ability to manage the financial and reputational risks associated with their products. We believe financial and reputational consequences of litigation, adverse publicity, and regulatory actions and investigations have the potential to impact these companies’ long-term financial performance. Through engagement with such companies, we assess the robustness of management’s approach to setting strategy around drug pricing, drug access, marketing, supply chain management, and public education around controlled substances. We also evaluate board oversight of reputational and legal risks facing the company, as well as the process and frequency by which the board is informed about corporate policies and procedures related to oversight of opioid-related risks. Where a company receives a shareholder proposal related to reporting or overseeing opioid-related risk, or proposals related to reviewing drug pricing or distribution practices, our assessment will take into account factors discussed above, and any knowledge gained from our engagement with the company and board members, as well as the time frame needed for change.
Product safety, supply chains and distribution channels:
Companies in certain industries, such as the food and pharmaceutical sectors, may need to mitigate financial risks associated with their products, supply chains and/or their distribution channels. Where appropriate, BIS expects companies to disclose how they are addressing these risks for themselves and for their distributors, for example, by their participation in industry groups and/or initiatives or through certification by reputable organizations. Where a company receives a shareholder proposal on topics such as: animal welfare, animal testing, removal of antibiotic or genetically modified organism use in the supply chain or use of non-recycling packaging, we will assess the materiality of the issue to the company’s business, review the company’s existing disclosure, and if appropriate, engage the company’s board and management team to enhance our understanding of their processes and oversight.
Corporate political activities:
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view of the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk. Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Appendix B - Regular Holidays and Redemptions
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies and delivery cycles for transferring securities to redeeming investors may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein in the future.
In calendar years 2018 and 2019 (the only years for which holidays are known at the time of filing of this SAI), the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):
2018
Albania
January 1	April 9	November 28
January 2	May 1	November 29
March 14	June 14	December 10
March 22	August 21	December 25
April 2	October 19

Argentina
January 1	April 2	August 20
February 12	May1	October 15
February 13	May 25	November 6
March 29	June 20	November 19
March 30	July 9	December 25

Australia
January 1	April 25	October 1
January 26	May 7	October 8
March 5	June 4	November 6
March 12	June 11	December 24^
March 30	August 6	December 25
April 2	August 15	December 26
April 3	September 24	December 31^
^ Early closing.
Austria
January 1	May 21	December 24
March 30	May 31	December 25
April 2	August 15	December 26
May 1	October 26	December 31
May 10	November 1

Bahrain
January 1	August 23	November 20
May 1	September 11	December 16
June 17	September 19	December 17
August 22	September 20
The Bahraini market is closed every Friday.
Bangladesh
February 21	June 17^	September 2
March 26	July 1	November 21^
April 29	August 15	December 16
May 1	August 21^	December 25
May 2	August 22^	December 31
June 12	August 23^
The Bangladeshi market is closed every Friday.
^ Early closing.

Belgium
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
Benin
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Bermuda
January 1	August 2	November 12
March 30	August 3	December 25
May 25	September 3	December 26
June 18

Bosnia and Herzegovina
January 1	April 30	August 20
January 2	May 1	August 21
March 1	May 2	November 26
March 2	June 14	December 25
April 2	June 15

Botswana
January 1	May 10	October 2
January 2	July 2	December 25
March 30	July 16	December 26
April 2	July 17
May 1	October 1

Brazil
January 1	May 1	November 15
January 25	May 31	November 20
February 12	July 9	December 24
February 13	September 7	December 25
February 14#	October 12	December 31^
March 30	November 2
^ Early closing.
# Late opening.
Bulgaria
January 1	May 1	September 24
March 5	May 7	December 24
April 6	May 24	December 25
April 9	September 6	December 26

Burkina Faso
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Canada
January 1	May 21	October 8
January 2	June 25	November 12
February 12	July 2	December 25
February 19	August 6	December 26
March 30	September 3

Chile
January 1	July 16	October 15
March 30	August 15	November 1
May 1	September 17	November 2
May 21	September 18	December 25
July 2	September 19	December 31

China
January 1	April 5	October 1
February 15	April 6	October 2
February 16	April 30	October 3
February 19	May 1	October 4
February 20	June 18	October 5
February 21	September 24

Colombia
January 1	May 14	August 20
January 8	June 4	October 15
March 19	June 11	November 5
March 29	July 2	November 12
March 30	July 20	December 25
May 1	August 7

Costa Rica
January 1	May 1	October 15
March 29	July 25	December 25
March 30	August 2
April 11	August 15

Croatia
January 1	June 22	December 24
March 30	June 25	December 25
April 2	August 15	December 26
May 1	October 8	December 31
May 31	November 1

Cyprus
January 1	April 9	October 1
February 19	April 10	December 24
March 30	May 1	December 25
April 2	May 28	December 26
April 6	August 15

Czech Republic
January 1	May 8	December 24
March 30	July 5	December 25
April 2	July 6	December 26
May 1	September 28	December 31

Denmark
January 1	May 10	December 25
March 29	May 11	December 26
March 30	May 21	December 31
April 2	June 5
April 27	December 24

Egypt
January 1	April 25	August 20
January 7	May 1	August 21
January 25	June 17	August 22
April 8	July 1	September 11
April 9	July 23	November 20
The Egyptian market is closed every Friday.
Estonia
January 1	May 10	December 26
March 30	August 20	December 31
April 2	December 24
May 1	December 25

Finland
January 1	May 10	December 25
March 30	June 22	December 26
April 2	December 6	December 31
May 1	December 24

France
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
Georgia
January 1	March 8	May 9
January 2	April 6	August 28
January 19	April 9	November 23

Germany
January 1	May 21	December 26
March 30	October 3	December 31
April 2	December 24
May 1	December 25

Ghana
January 1	May 25	December 7
March 6	June 15	December 25
March 30	July 2	December 26
April 2	August 22
May 1	September 21

Greece
January 1	April 6	August 15
February 19	April 9	December 24
March 30	May 1	December 25
April 2	May 28	December 26

Guinea-Bissau
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Hong Kong
January 1	April 5	October 17
January 27^	May 1	December 24^
February 15^	May 22	December 25
February 16	June 18	December 26
February 19	July 2	December 31^
March 30	September 25
April 2	October 1
^ Early closing.
Hungary
January 1	May 1	November 2
March 15	May 21	December 24
March 16	August 20	December 25
March 30	October 22	December 26
April 2	October 23	December 31
April 30	November 1

Iceland
January 1	May 1	December 25
March 29	May 10	December 26
March 30	May 21	December 31
April 2	August 6
April 19	December 24
India
January 26	May 1	October 18
February 13	August 15	November 7
February 19	August 17	November 8
March 2	August 22	November 21
March 29	September 13	November 23
March 30	September 20	December 25
April 30	October 2

Indonesia
January 1	June 13	September 11
February 16	June 14	November 20
March 30	June 15	December 24
May 1	June 18	December 25
May 10	June 19	December 31
May 29	August 17
June 1	August 22

Ireland
January 1	May 28	December 24^
March 19	June 4	December 25
March 30	August 6	December 26
April 2	August 27	December 31^
May 7	October 29
^ Early closing.
Israel
March 1	May 20	September 24
April 1^	July 22	September 25^
April 2^	September 9	September 26^
April 3^	September 10	September 27^
April 4^	September 11	September 30
April 5	September 18	October 1
April 18	September 19
April 19	September 23
The Israeli market is closed every Friday.
^ Early closing.

Italy
January 1	May 1	December 25
March 30	August 15	December 26
April 2	December 24	December 31

Ivory Coast
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Jamaica
January 1	May 23	December 25
February 14	August 1	December 26
March 30	August 6
April 2	October 15

Japan
January 1	April 30	October 8
January 2	May 3	November 23
January 3	May 4	December 24
January 8	July 16	December 31
February 12	September 17
March 21	September 24

Jordan
January 1	August 21	November 21
May 1	August 22	December 25
May 25	August 23
June 17	September 12
The Jordanian market is closed every Friday.
Kazakhstan
January 1	April 30	August 30
January 2	May 1	August 31
March 8	May 7	December 3
March 9	May 8	December 17
March 21	May 9	December 18
March 22	July 6	December 31
March 23	August 21
Kenya
January 1	June 1	December 25
March 30	June 15	December 26
April 2	October 10
May 1	December 12

Kuwait
January 1	June 17	August 23
February 25	August 20	September 11
February 26	August 21	November 22
April 15	August 22
The Kuwaiti market is closed every Friday.
Latvia
January 1	May 4	December 26
March 30	May 10	December 31
April 2	November 19
April 30	December 24
May 1	December 25

Lithuania
January 1	May 1	November 1
February 16	May 10	December 24
March 30	July 6	December 25
April 2	August 15	December 26

Luxembourg
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
Malawi
January 1	April 2	July 6
January 15	May 1	October 15
March 5	May 14	December 25
March 30	June 15	December 26

Malaysia
January 1	May 29	September 11
January 31	June 14	September 17
February 1	June 15	November 6
February 15^	August 22	November 20
February 16	August 31	December 25
May 1	September 10
^ Early closing.
Mali
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Mauritius
January 1	February 16	November 2
January 2	March 12	November 7
January 31	May 1	December 25
February 1	August 15
February 13	September 14

Mexico
January 1	March 30	November 2
February 5	April 2	November 19
March 19	April 30	December 12
March 29	May 1	December 25

Morocco
January 1	July 30	August 22
January 11	August 14	September 11
May 1	August 20	November 6
June 14	August 21	November 20
Namibia
January 1	May 1	September 24
March 21	May 4	December 10
March 30	May 25	December 17
April 2	August 9	December 25
April 27	August 27	December 26

The Netherlands
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
New Zealand
January 1	April 2	December 25
January 2	April 25	December 26
February 6	June 4
March 30	October 22

Niger
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Nigeria
January 1	June 15	November 19
March 30	June 18	December 25
April 2	August 22	December 26
May 1	August 23
May 29	October 1

Norway
January 1	May 1	December 25
March 28^	May 10	December 26
March 29	May 17	December 31
March 30	May 21
April 2	December 24
^ Early closing.
Oman
January 1	August 22	November 19
June 17	August 23	November 20
June 18	September 11
July 23	November 18
The Omani market is closed every Friday.
Pakistan
January 1	June 18	September 20
February 5	July 2	September 21
March 23	August 22	November 20
May 1	August 23	December 25
June 15	August 24

Panama
January 1	March 30	November 26
January 8	May 1	December 25
February 13	November 5	December 31

Peru
January 1	May 1	October 8
March 29	June 29	November 1
March 30	August 30	December 25

The Philippines
January 1	May 1	November 30
January 2	June 12	December 24
February 16	August 21	December 25
March 29	August 27	December 31
March 30	November 1
April 9	November 2
Poland
January 1	May 3	December 25
January 2	May 31	December 26
March 30	August 15	December 31
April 2	November 1
May 1	December 24

Portugal
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
Puerto Rico
January 1	July 4	November 23^
January 15	September 3	December 24^
February 19	October 8	December 25
March 30	November 12
May 28	November 22
^ Early closing.
Qatar
January 1	June 18	August 22
February 13	June 19	December 18
March 4	August 20
June 17	August 21
The Qatari market is closed every Friday.
Romania
January 1	May 1	November 30
January 2	May 28	December 25
January 24	June 1	December 26
April 9	August 15

Russia
January 1	March 8	November 5
January 2	May 1	December 31
January 8	May 9
February 23	June 12

Saudi Arabia
June 17	June 21	August 22
June 18	August 19	August 23
June 19	August 20	September 23
June 20	August 21
The Saudi Arabian market is closed every Friday.
Senegal
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Serbia
January 1	April 6	November 12
January 2	April 9	December 31
February 15	May 1
February 16	May 2

Singapore
January 1	May 29	November 6
February 16	June 15	December 25
March 30	August 9
May 1	August 22

Slovakia
January 1	May 8	December 24
March 30	July 5	December 25
April 2	August 29	December 26
May 1	November 1
Slovenia
January 1	May 1	December 24
January 2	May 2	December 25
February 8	June 25	December 26
March 30	August 15	December 31
April 2	October 31
April 27	November 1

South Africa
January 1	April 27	December 17
March 21	May 1	December 25
March 30	August 9	December 26
April 2	September 24

South Korea
January 1	May 22	September 26
February 15	June 6	October 3
February 16	June 13	October 9
March 1	August 15	December 25
May 1	September 24	December 31
May 7	September 25

Spain
January 1	May 1	December 26
March 30	December 24^	December 31^
April 2	December 25
^ Early closing.
Sri Lanka
January 1	April 20^	September 24
January 15	April 30	October 24
January 31	May 1	November 6
February 5	May 29	November 20
February 13	June 15	November 22
March 1	June 27	December 25
March 30	July 27
April 13	August 22
^ Early closing.

Srpska
January 1	April 6	May 2
January 2	April 9	May 9
January 9	May 1	November 21

Swaziland
January 1	April 25	September 6
January 5	May 1	December 25
March 30	May 10	December 26
April 2	July 23
April 19	August 27

Sweden
January 1	May 1	November 2^
January 5^	May 9^	December 24
March 29^	May 10	December 25
March 30	June 6	December 26
April 2	June 22	December 31
^ Early closing.
Switzerland
January 1	May 1	December 25
January 2	May 10	December 26
March 30	May 21
April 2	August 1

Taiwan
January 1	February 20	June 18
February 13	February 28	September 24
February 14	April 4	October 10
February 15	April 5	December 31
February 16	April 6
February 19	May 1

Tanzania
January 1	May 1	December 20
January 12	June 15	December 25
March 30	August 8	December 26
April 2	August 22
April 26	November 21
Thailand
January 1	May 1	October 23
January 2	May 29	December 5
March 1	July 27	December 10
April 6	July 30	December 31
April 13	August 13
April 16	October 15

Togo
January 1	June 11	November 1
April 2	June 15	November 15
May 1	August 7	November 21
May 10	August 15	December 25
May 21	August 22

Tunisia
January 1	June 15	September 12
March 20	July 25	October 15
April 9	August 13	November 20
May 1	August 21

Turkey
January 1	June 15	August 23
April 23	August 20^	August 24
May 1	August 21	August 30
June 14^	August 22	October 29
^ Early closing.
Uganda
January 1	April 2	November 30
January 26	May 1	December 25
February 16	June 15	December 26
March 8	August 21
March 30	October 9

Ukraine
January 1	May 1	June 28
January 8	May 2	August 24
March 8	May 9	October 15
April 9	May 28	December 25

The United Arab Emirates
January 1	August 21	November 20
June 14	August 22	December 2
August 20	September 11	December 3
The United Arab Emirates market is closed every Friday.
The United Kingdom
January 1	May 28	December 26
March 30	August 27	December 31^
April 2	December 24^
May 7	December 25
^ Early closing.
The United States Bond Market
January 1	May 28	November 22
January 15	July 3^	November 23^
February 19	July 4	December 24^
March 29^	September 3	December 25
March 30	October 8	December 31^
May 25^	November 12

^	The U.S. bond market has recommended early close.

Uruguay
January 1	April 23	October 15
February 12	May 1	November 2
February 13	May 21	December 25
March 29	June 19
March 30	July 18

Venezuela
January 1	May 1	September 10
February 12	May 14	October 12
February 13	June 4	November 5
March 19	July 2	December 24
March 29	July 5	December 25
March 30	July 24	December 31
April 19	August 20

Vietnam
January 1	February 19	May 1
February 14	February 20	September 3
February 15	April 25
February 16	April 30
Zambia
January 1	May 1	October 18
March 8	May 25	October 24
March 12	July 2	December 25
March 30	July 3
April 2	August 6

Zimbabwe
January 1	April 18	August 14
February 21	May 1	December 25
March 30	May 25	December 26
April 2	August 13
2019
Albania
January 1	April 29	November 28
January 2	May 1	November 29
March 14	June 5	December 9
March 22	August 12	December 25
April 22	September 5

Argentina
January 1	April 19	October 14
March 4	May 1	November 6
March 5	June 20	November 18
April 18	August 19	December 25

Australia
January 1	April 25	December 26
January 28	June 10	December 31^
April 19	December 24^
April 22	December 25
^ Early closing.
Austria
January 1	May 1	December 25
April 19	June10	December 26
April 22	December 24	December 31

Bahrain
January 1	June 6	September 8
May 1	August 11	September 9
June 4	August 12	December 16
June 5	August 13	December 17
The Bahraini market is closed every Friday.
Bangladesh
February 21	June 4	August 15
March 17	June 5	September 10
March 26	June 6	October 8
April 14	July 1	November 10
April 21	August 11	December 16
May 1	August 12	December 25
June 2	August 13	December 31
The Bangladeshi market is closed every Friday.
Belgium
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Benin
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Bermuda
January 1	August 1	November 11
April 19	August 2	December 25
May 31	September 2	December 26
June 17	November 4

Bosnia and Herzegovina
January 1	May 1	June 4
January 2	May 2	August 12
March 1	May 3	November 25
April 22	June 3	December 25
Botswana
January 1	May 30	September 30
January 2	July 1	October 1
April 19	July 2	December 25
April 22	July 15	December 26
May 1	July 16

Brazil
January 1	March 6#	July 9
January 25	April 19	November 15
March 4	May 1	November 20
March 5	June 20	December 25
# Late opening.
Bulgaria
January 1	April 29	September 23
March 4	May 1	December 24
April 19	May 6	December 25
April 22	May 24	December 26
April 26	September 6

Burkina Faso
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Canada
January 1	July 1	November 11
February 18	August 5	December 25
April 19	September 2	December 26
May 20	October 14

Chile
January 1	August 15	November 1
April 19	September 18	December 25
May 1	September 19	December 31
May 21	September 20
July 16	October 31

China
January 1	February 8	October 1
February 4	April 5	October 2
February 5	May 1	October 3
February 6	June 7	October 4
February 7	September 13	October 7

China Connect – Stock Connect
January 1	April 22	October 2
February 4	May 1	October 3
February 5	May 10	October 4
February 6	May 13	October 7
February 7	June 7	December 24
February 8	June 28	December 25
April 5	July 1	December 26
April 18	September 13
April 19	October 1

Colombia
January 1	May 1	August 19
January 7	June 3	October 14
March 25	June 24	November 4
April 18	July 1	November 11
April 19	August 7	December 25

Costa Rica
January 1	April 19	August 2
April 11	May 1	August 15
April 18	July 25	December 25

Croatia
January 1	June 25	December 24
April 19	August 5	December 25
April 22	August 15	December 26
May 1	October 8	December 31
June 20	November 1

Cyprus
January 1	April 26	October 1
March 11	April 29	October 28
March 25	April 30	December 24
April 1	May 1	December 25
April 19	June 17	December 26
April 22	August 15
Czech Republic
January 1	May 8	December 25
April 19	July 5	December 26
April 22	October 28
May 1	December 24

Denmark
January 1	May 30	December 25
April 18	May 31	December 26
April 19	June 5	December 31
April 22	June 10
May 17	December 24

Egypt
January 1	May 1	August 11
January 7	June 4	August 12
April 25	June 5	October 6
April 28	July 1
April 29	July 23
The Egyptian market is closed every Friday.
Estonia
January 1	May 30	December 25
April 19	June 24	December 26
April 22	August 20	December 31
May 1	December 24

Finland
January 1	May 30	December 25
April 19	June 21	December 26
April 22	December 6	December 31
May 1	December 24

France
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.

Georgia
January 1	March 8	April 29	October 14
January 2	April 9	May 9
January 7	April 26	August 28

Germany
January 1	June 10	December 26
April 19	October 3	December 31
April 22	December 24
May 1	December 25

Ghana
January 1	May 1	December 6
January 7	May 27	December 25
March 6	June 5	December 26
April 19	July 1
April 22	August 12

Greece
January 1	April 22	June 17	December 25
March 11	April 26	August 15	December 26
March 25	April 29	October 28
April 19	May 1	December 24

Guinea-Bissau
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Hong Kong
January 1	April 19	October 1
February 4^	April 22	October 7
February 5	May 1	December 24^
February 6	May 13	December 25
February 7	June 7	December 26
April 5	July 1	December 31^
^ Early closing.
Hungary
January 1	August 19	December 26
March 15	August 20	December 27
April 19	October 23
April 22	November 1
May 1	December 24
June 10	December 25

Iceland
January 1	May 1	December 24
April 18	May 30	December 25
April 19	June 10	December 26
April 22	June 17	December 31
April 25	August 5

India
February 19	June 5	October 8
March 4	August 12	October 28
March 21	August 15	November 12
April 17	September 2	December 25
April 19	September 10
May 1	October 2

Indonesia
January 1	May 1	June 6
February 5	May 30	June 7
March 7	June 3	December 24
April 3	June 4	December 25
April 19	June 5	December 31

Ireland
January 1	May 6	December 25
April 19	June 3	December 26
April 22	August 5
May 1	October 28

Israel
March 21	June 9	October 14
April 21^	August 11	October 15^
April 22^	September 29	October 16^
April 23^	September 30	October 17^
April 24^	October 1	October 20
April 25	October 8	October 21
May 8	October 9
May 9	October 13
The Israeli market is closed every Friday.
^ Early closing.
Italy
January 1	May 1	December 25
April 19	August 15	December 26
April 22	December 24	December 31

Ivory Coast
January 1	June 5	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Japan
January 1	April 30	September 16
January 2	May 1	September 23
January 3	May 2	October 14
January 14	May 3	October 22
February 11	May 6	November 4
March 21	July 15	December 31
April 29	August 12
The government of Japan has promulgated and enforced a decree that designates the day of the new Emperor's Accession to the Throne and the day of the Enthronement Ceremony as national holidays (Act No. 99 of 2018). Accordingly, October 22, 2019 has been deemed a non-business day by the Japan Exchange Group, Inc.
Jordan
January 1	June 6	August 14
May 1	August 11	December 25
June 4	August 12
June 5	August 13
The Jordanian market is closed every Friday.
Kazakhstan
January 1	March 25	August 30
January 2	May 1	December 2
January 7	May 7	December 6
March 8	May 9	December 16
March 21	May 10	December 17
March 22	July 8

Kenya
January 1	June 5	December 12
April 19	August 21	December 25
April 22	October 10	December 26
May 1	October 21

Kuwait
January 1	June 5	August 13
February 25	June 6	September 1
February 26	August 11	October 10
April 4	August 12
The Kuwaiti market is closed every Friday.
Latvia
January 1	May 6	December 24
April 19	May 30	December 25
April 22	June 24	December 26
May 1	November 18	December 31

Lithuania
January 1	May 1	December 24
March 11	May 30	December 25
April 19	June 24	December 26
April 22	November 1	December 31

Luxembourg
January 1	May 30	December 24^
April 19	June 10	December 25
April 22	August 15	December 26
May 1	November 1	December 31^
^ Early closing.

Malawi
January 1	April 22	July 8
January 15	May 1	October 15
March 4	May 14	December 25
April 19	June 4	December 26

Malaysia
January 1	May 20	September 2
January 21	May 22	September 9
February 4^	June 4^	September 16
February 5	June 5	October 28
February 6	June 6	December 25
May 1	August 12
^ Early closing.
Mali
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Mauritius
January 1	February 5	June 5
January 2	March 4	September 3
January 21	March 12	November 1
February 1	May 1	December 25

Mexico
January 1	April 19	December 12
February 4	May 1	December 25
March 18	September 16
April 18	November 18

Morocco
January 1	July 30	August 21
January 11	August 12	September 2
May 1	August 13	November 6
June 4	August 14	November 11
June 5	August 20	November 12
Namibia
January 1	May 30	December 10
March 21	June 17	December 16
April 19	August 9	December 25
April 22	August 26	December 26
May 1	September 24

The Netherlands
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
New Zealand
January 1	April 22	December 25
January 2	April 25	December 26
February 6	June 3
April 19	October 28

Niger
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Nigeria
January 1	June 4	October 1
April 19	June 5	December 25
April 22	June 12	December 26
May 1	August 12

Norway
January 1	May 1	December 25
April 17^	May 17	December 26
April 18	May 30	December 31
April 19	June 10
April 22	December 24
^ Early closing.

Oman
January 1	August 11	September 1
April 3	August 12	November 10
June 5	August 13	November 18
June 6	August 14	November 19
July 23	August 15
The Omani market is closed every Friday.
Pakistan
January 1	June 6	August 14
February 5	June 7	September 9
May 1	July 1	September 10
May 6	August 12	December 25
June 5	August 13

Panama
January 1	April 19	November 11
January 9	May 1	November 28
March 5	November 4	December 9
April 18	November 5	December 25

Peru
January 1	May 1	October 8
April 18	July 29	November 1
April 19	August 30	December 25

The Philippines
January 1	April 19	November 1
February 5	May 1	December 24
February 25	June 12	December 25
April 9	August 21	December 30
April 18	August 26	December 31

Poland
January 1	June 20	December 25
April 19^	August 15	December 26
April 22	November 1	December 31^
May 1	November 11
May 3	December 24^
^ Early closing.
Portugal
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Puerto Rico
January 1	July 3	November 28
January 21	July 4	November 29
February 18	September 2	December 24
April 19	October 14	December 25
May 27	November 11

Qatar
January 1	June 5	August 13
February 12	June 6	December 18
March 3	August 11
June 4	August 12
The Qatari market is closed every Friday.
Romania
January 1	April 29	December 25
January 2	May 1	December 26
January 24	June 17
April 26	August 15

Russia
January 1	January 8	May 9
January 2	March 8	May 10
January 3	May 1	June 12
January 4	May 2	November 4
January 7	May 3

Saudi Arabia
June 6	August 12	August 15
June 9	August 13	September 23
June 10	August 14
The Saudi Arabian market is closed every Friday.

Senegal
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Serbia
January 1	February 15	May 1
January 2	April 26	May 2
January 7	April 29	November 11

Singapore
January 1	May 1	August 12
February 5	May 20	October 28
February 6	June 5	December 25
April 19	August 9

Slovakia
January 1	May 8	December 24
April 19	July 5	December 25
April 22	August 29	December 26
May 1	November 1

Slovenia
January 1	May 1	November 1
January 2	May 2	December 24
February 8	June 25	December 25
April 19	August 15	December 26
April 22	October 31	December 31

South Africa
January 1	May 1	December 16
March 21	June 17	December 25
April 19	August 9	December 26
April 22	September 24

South Korea
January 1	May 1	September 13
February 4	May 6	October 3
February 5	June 6	October 9
February 6	August 15	December 25
March 1	September 12	December 31
Spain
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Sri Lanka
January 1	April 15	August 14
January 15	April 19	September 13
February 4	May 1	November 11
February 19	May 20	November 12
March 4	June 5	December 11
March 20	July 16	December 25
April 12	August 12

Republika Srpska
January 1	April 26	May 9
January 2	April 29	November 21
January 7	May 1
January 9	May 2

Swaziland
January 1	May 1	September 6
April 19	May 30	December 25
April 22	July 22	December 26
April 25	September 2

Sweden
January 1	May 1	November 1^
April 18^	May 29^	December 24
April 19	May 30	December 25
April 22	June 6	December 26
April 30^	June 21	December 31
^ Early closing.
Switzerland
January 1	May 1	December 24
January 2	May 30	December 25
April 19	June 10	December 26
April 22	August 1	December 31

Taiwan
January 1	February 7	May 1
January 31	February 8	June 7
February 1	February 28	September 13
February 4	March 1	October 10
February 5	April 4	October 11
February 6	April 5

Tanzania
January 1	May 1	October 14
April 19	June 5	December 9
April 22	August 8	December 25
April 26	August 12	December 26

Thailand
January 1	May 1	October 14
February 19	May 20	October 23
April 8	July 16	December 5
April 15	July 29	December 10
April 16	August 12	December 31

Togo
January 1	June 4	August 15
April 22	June 10	November 1
May 1	August 7	November 15
May 30	August 12	December 25

Tunisia
January 1	May 1	July 25
January 14	June 4	August 12
March 20	June 5	August 13
April 9	June 6	October 15

Turkey
January 1	June 6	August 14
April 23	June 7	August 30
May 1	July 15	October 28^
June 4^	August 12	October 29
June 5	August 13
^ Early closing.
Uganda
January 1	May 1	December 25
March 8	June 3	December 26
April 19	June 26
April 22	October 9

Ukraine
January 1	May 1	October 15
January 7	May 9	December 25
March 8	June 17
April 29	June 28

The United Arab Emirates
January 1	June 5	August 12
April 3	June 6	December 2
June 4	August 11	December 3
The United Arab Emirates market is closed every Friday.
The United Kingdom
January 1	May 27	December 25
January 2	August 5	December 26
April 19	August 26	December 31^
April 22	December 2
May 6	December 24^
^ Early closing.
The United States Bond Market
January 1	May 27	November 28
January 21	July 3^	November 29^
February 18	July 4	December 24^
April 18^	September 2	December 25
April 19	October 14	December 31^
May 24	November 11

^	The U.S. bond market has recommended early close.

Uruguay
January 1	April 19	June 19
March 4	April 22	July 18
March 5	May 1	October 14
April 18	May 20	December 25

Venezuela
January 1	May 1	September 10
February 12	May 14	October 12
February 13	June 4	November 5
March 19	July 2	December 24
March 29	July 5	December 25
March 30	July 24	December 31
April 19	August 20

Vietnam
January 1	February 7	April 30
February 4	February 8	May 1
February 5	April 15	September 2
February 6	April 29
Zambia
January 1	April 22	August 5
March 8	May 1	October 18
March 12	July 1	October 24
April 19	July 2	December 25

Zimbabwe
January 1	April 22	December 23
February 21	May 1	December 25
April 18	August 12	December 26
April 19	August 13
Redemptions.  The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Funds. In the calendar years 2018 and 2019 (the only years for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
2018
Country	Trade Date	Settlement Date	Number of Days to Settle
Argentina	03/26/18	04/03/18	8
	03/27/18	04/04/18	8
	03/28/18	04/05/18	8

Australia	03/27/18	04/04/18	8
	03/28/18	04/05/18	8
	03/29/18	04/06/18	8

China	02/12/18	02/22/18	10
	02/13/18	02/23/18	10
	02/14/18	02/26/18	12
	09/26/18	10/08/18	12
	09/27/18	10/09/18	12
	09/28/18	10/10/18	12

Indonesia	06/11/18	06/20/18	9
	06/12/18	06/21/18	9

Japan	04/27/18	05/07/18	10

2018
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/26/18	01/04/19	9
	12/27/18	01/07/19	11
	12/28/18	01/08/19	11

Kuwait	08/15/18	08/26/18	11
	08/16/18	08/27/18	11
	08/19/18	08/28/18	9

Malawi	01/08/18	01/16/18	8
	01/09/18	01/17/18	8
	01/10/18	01/18/18	8
	01/11/18	01/19/18	8
	01/12/18	01/22/18	10
	02/26/18	03/06/18	8
	02/27/18	03/07/17	8
	02/28/18	03/08/18	8
	03/01/18	03/09/18	8
	03/02/18	03/12/18	10
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/24/18	05/02/18	8
	04/25/18	05/03/18	8
	04/26/18	05/04/18	8
	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	05/07/18	05/15/18	8
	05/08/18	05/16/18	8
	05/09/18	05/17/18	8
	05/10/18	05/18/18	8
	05/11/18	05/21/18	10
	06/08/18	06/18/18	10
	06/11/18	06/19/18	8
	06/12/18	06/20/18	8
	06/13/18	06/21/18	8
	06/14/18	06/22/18	8
	06/29/18	07/09/18	10
	07/02/18	07/10/18	8
	07/03/18	07/11/18	8
	07/04/18	07/12/18	8
	07/05/18	07/13/18	8
	10/08/18	10/16/18	8
	10/09/18	10/17/18	8
	10/10/18	10/18/18	8
	10/11/18	10/19/18	8
	10/12/18	10/22/18	10
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9

2018
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10
	12/27/18	01/04/19	8
	12/28/18	01/07/19	10
	12/31/18	01/08/19	9

Morocco	08/15/18	08/23/18	8
	08/16/18	08/24/18	8
	08/17/18	08/27/18	10

Namibia	03/14/18	03/22/18	8
	03/15/18	03/23/18	8
	03/16/18	03/26/18	10
	03/19/18	03/27/18	8
	03/20/18	03/28/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/20/18	04/30/18	10
	04/23/18	05/02/18	9
	04/24/18	05/03/18	9
	04/25/18	05/07/18	12
	04/26/18	05/08/18	12
	04/30/18	05/09/18	9
	05/02/18	05/10/18	8
	05/03/18	05/11/18	8
	05/18/18	05/28/18	10
	05/21/18	05/29/18	8
	05/22/18	05/30/18	8
	05/23/18	05/31/18	8
	05/24/18	06/01/18	8
	08/02/18	08/10/18	8
	08/03/18	08/13/18	10
	08/06/18	08/14/18	8
	08/07/18	08/15/18	8
	08/08/18	08/16/18	8
	08/20/18	08/28/18	8
	08/21/18	08/29/18	8
	08/22/18	08/30/18	8
	08/23/18	08/31/18	8
	08/24/18	09/03/18	10
	09/17/18	09/25/18	8
	09/18/18	09/26/18	8
	09/19/18	09/27/18	8
	09/20/18	09/28/18	8
	09/21/18	10/01/18	10
	12/03/18	12/11/18	8

2018
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/04/18	12/12/18	8
	12/05/18	12/13/18	8
	12/06/18	12/14/18	8
	12/07/18	12/18/18	11
	12/11/18	12/19/18	8
	12/12/18	12/20/18	8
	12/13/18	12/21/18	8
	12/14/18	12/24/18	10
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10

Oman	11/13/18	11/21/18	8
	11/14/18	11/22/18	8
	11/15/18	11/25/18	10

Qatar	06/12/18	06/20/18	8
	06/13/18	06/21/18	8
	06/14/18	06/24/18	10
	08/15/18	08/23/18	8
	08/16/18	08/26/18	10
	08/19/18	08/27/18	8

Russia	12/26/18	01/09/19	14
	12/27/18	01/10/19	14
	12/28/18	01/11/19	14

Saudi Arabia	06/13/18	06/24/18	11
	06/14/18	06/25/18	11
	08/15/18	08/26/18	11
	08/16/18	08/27/18	11

Swaziland	01/02/18	01/10/18	8
	01/03/18	01/11/18	8
	01/04/18	01/12/18	8
	03/23/18	04/03/18	11
	03/26/18	04/04/18	9
	03/27/18	04/05/18	9
	03/28/18	04/06/18	9
	03/29/18	04/09/18	11
	04/12/18	04/20/18	8
	04/13/18	04/23/18	10
	04/16/18	04/24/18	8
	04/17/18	04/26/18	9
	04/18/18	04/27/18	9
	04/20/18	04/30/18	10
	04/23/18	05/02/18	9
	04/24/18	05/03/18	9

2018
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/26/18	05/04/18	8
	04/27/18	05/07/18	10
	04/30/18	05/08/18	8
	05/03/18	05/11/18	8
	05/04/18	05/14/18	10
	05/07/18	05/15/18	8
	05/08/18	05/16/18	8
	05/09/18	05/17/18	8
	07/16/18	07/24/18	8
	07/17/18	07/25/18	8
	07/18/18	07/26/18	8
	07/19/18	07/27/18	8
	07/20/18	07/30/18	10
	08/20/18	08/28/18	8
	08/21/18	08/29/18	8
	08/22/18	08/30/18	8
	08/23/18	08/31/18	8
	08/24/18	09/03/18	10
	08/30/18	09/07/18	8
	08/31/18	09/10/18	10
	09/03/18	09/11/18	8
	09/04/18	09/12/18	8
	09/05/18	09/13/18	8
	12/18/18	12/27/18	9
	12/19/18	12/28/18	9
	12/20/18	12/31/18	11
	12/21/18	01/02/19	12
	12/24/18	01/03/19	10
	12/27/18	01/04/19	8
	12/28/18	01/07/19	10
	12/31/18	01/08/19	8

Taiwan	02/09/18	02/21/18	12
	02/12/18	02/22/18	10

Tanzania	12/19/18	12/27/18	8

Turkey	08/17/18	08/27/18	10
	08/20/18	08/28/18	8

Vietnam	02/12/18	02/21/18	9
	02/13/18	02/22/18	9

2019
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8

2019
Country	Trade Date	Settlement Date	Number of Days to Settle
Bangladesh	05/29/19	06/09/19	11
	05/30/19	06/10/19	11
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/18/19	11
	08/08/19	08/19/19	11

China	01/30/19	02/11/19	12
	01/31/19	02/12/19	12
	02/01/19	02/13/19	12
	09/26/19	10/08/19	12
	09/27/19	10/09/19	12
	09/30/19	10/10/19	10

China Connect – Stock Connect	02/01/19	02/11/19	10
	09/30/19	10/08/19	8

Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Japan	04/24/19	05/07/19	13
	04/25/19	05/08/19	13
	04/26/19	05/09/19	13
	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

2019
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/30/19	02/07/19	8
	01/31/19	02/08/19	8

Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8

2019
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

2019
Country	Trade Date	Settlement Date	Number of Days to Settle

Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Serbia	04/25/19	05/03/19	8

Srpska	04/25/19	05/03/19	8

Swaziland	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8

2019
Country	Trade Date	Settlement Date	Number of Days to Settle
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Tunisia	05/30/19	06/07/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Uruguay	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8

Vietnam	01/31/19	02/11/19	11
	02/01/19	02/12/19	11

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*	These worst-case redemption cycles are based on information regarding regular holidays available as of January 18, 2019, which may be out of date as of the date of this SAI. Based on changes in holidays, longer (worse) redemption cycles are possible. Further, regional holidays, the treatment by market participants of certain days as unofficial holidays (including days on which no or limited securities transactions occur as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.

IS-SAI-04-0619

iShares® Trust
Statement of Additional Information
Dated August 31, 2018
(as revised June 12, 2019)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Global REIT ETF (the “Fund”)	REET	NYSE Arca
The Prospectus for the Fund is dated August 31, 2018, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 265 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. On September 4, 2018, the name of the Fund’s Underlying Index changed from the FTSE EPRA/NAREIT Global REITs Index to the FTSE EPRA Nareit Global REITs Index.
The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the Fund's Prospectus (the “Underlying Index”).
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit equal to at least 105% and up to 122%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund or in the event the Fund does not comply with the continuous listing standards of the Listing Exchange, as described in the Fund’s Prospectus.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
1

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated indicative optimized portfolio value (“IOPV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPV and makes no representation or warranty as to the accuracy of the IOPV.
An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise the Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by the Fund will not exceed 10% of the Fund’s net assets; however, the Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
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Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or securities options for speculative purposes. The Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith
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deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. To the extent required by law, the Fund will segregate liquid assets in an amount equal to its delivery obligations under the futures contracts. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by the Fund to obtain access to securities in the Underlying Index or to dispose of securities in the Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by the Underlying Index or otherwise to achieve the Fund’s objective of tracking the Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. The Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact the Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets
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(including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Fund, has appointed BFA as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, BFA, assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  The Fund may purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an
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international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
The Fund will not invest in any unlisted depositary receipt or any depositary receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, depositary receipts must be sponsored, but the Fund may invest in unsponsored depositary receipts under certain limited circumstances.
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock, generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Fund. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.
The Fund (the “No-Action Letter Fund”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts, business development companies, investment companies that may invest in CFTC Derivatives, or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Fund, has filed a claim with the CFTC for such Fund to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Fund.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.
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As a result of regulatory requirements under the 1940 Act, the Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, the Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, the Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by the Fund on physically-settled derivatives contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund’s obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law. Pursuant to the 1940 Act, the Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed
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above. Other investment companies in which the Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or differential in rates of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The Fund may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
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Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Dividend Risk.  There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Dividend-Paying Stock Risk.  The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.
Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
National Closed Market Trading Risk.  To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds (“ETFs”).
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
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Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, securities options and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains and, in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in the Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in the Fund's Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor
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relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Implementation of regulations requiring posting of initial margin is being phased in through 2020. These requirements may raise the costs for the Fund’s investment in swaps.
Risk of Investing in Large-Capitalization Companies.  Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, the Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization
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companies, making it more difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies, and, therefore, the Fund's share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization or mid-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization or mid-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socio-economic unrest or widespread outbreaks of disease and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are generally underdeveloped and are generally less correlated to global economic cycles than those markets located in more developed countries, securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on African securities markets may be suspended altogether.
Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). This risk is magnified to the extent that the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.
Certain governments in African countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of the Fund’s investments. Issuers located or operating in countries in Africa are generally not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are generally not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which the Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In
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addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund .
Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and, therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. In addition, the outbreak of Ebola in Western Africa severely challenged health care industries in those countries and adversely impacted the region’s economy due to quarantines and disruptions of trade, which has further increased instability in the region. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya, Iraq and Syria pose a risk to investments in the region. Continued political and social unrest in these regions, including the ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in the Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions
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between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the U.S. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in China.  Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of
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companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. The Fund may invest in H-shares (securities of companies incorporated in the People's Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong Limited). The Fund may also invest in certain Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC). P-Chips or Red-Chips of issuers that also issue A-Shares (securities of companies that are listed on the Shanghai or Shenzhen stock exchanges that are mostly limited to domestic investors and denominated in renminbi) may trade at significant discounts to their A-Shares counterparts. The issuance of H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policy in China. Chinese securities have recently experienced substantial volatility, which is expected to continue in the future.
While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.
The Fund invests in the B-Shares market (securities of companies incorporated in the PRC and listed for foreign investment on stock exchanges in the PRC). Securities listed on the Shanghai or Shenzhen stock exchanges are divided into two classes: A-Shares, which are mostly limited to domestic investors and denominated in renminbi, and B-Shares, which are allocated for both international and domestic investors and denominated in U.S. dollars on the Shanghai exchange and Hong Kong dollars on the Shenzhen exchange. The B-Shares market is generally smaller, less liquid and has a smaller issuer base than the A-Shares market, which may lead to significant price volatility. B-Shares, A-Shares, P-Chips or Red-Chips of issuers that also issue A-Shares may trade at significant discounts to their A- Shares counterparts. The issuance of B-Shares and H-Shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which mainland Chinese companies issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policy in China.
Risk of Investing in the Chinese Equity Markets.  The Fund may invest in H-shares (securities of companies incorporated in the PRC that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong (“SEHK”)), A-shares (securities of companies incorporated in the PRC that are denominated in renminbi and listed on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”)) and/or B-shares (securities of companies incorporated in the PRC that are denominated in U.S. dollars (in the case of the SSE) or Hong Kong dollars (in the case of the SZSE) and listed on the SSE and the SZSE). The Fund may also invest in certain Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues from or allocate substantial assets in the PRC) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues from or allocate substantial assets in the PRC).
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Securities listed on the SSE or the SZSE are divided into two classes: A-shares, which are mostly limited to domestic investors, and B-shares, which are allocated for both international and domestic investors. The A-shares market is generally subject to greater government restrictions, including trading suspensions, which may lead to increased liquidity risks. The B-shares market is generally smaller, less liquid and has a smaller issuer base than the A-shares market, which may lead to significant price volatility. B-shares, H-shares, P-Chips or Red-Chips of issuers that also issue A-shares may trade at significant discounts to their A-shares counterparts. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China. Market developments, adverse investor perceptions, regulatory and government intervention (including the possibility of widespread trading suspensions implemented by regulators) and other factors may make it difficult to acquire, dispose of or value Chinese securities, which would lead to adverse effects to the Fund.
Risk of Investing in A-shares through Stock Connect.
The Fund may invest in A-shares through the Shanghai-Hong Kong Stock Connect (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the PRC and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and China Securities Depository and Clearing Corporation Limited (“CSDCC”). Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE or the SZSE, as applicable, would be effectuated through its Hong Kong brokers. Investing in A-shares through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day. The Daily Quota does not belong to the Fund and is utilized on a first-come-first-serve basis. As such, buy orders for A-shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the Daily Quota balance). The Daily Quota may restrict the Fund’s ability to invest in A-shares through Stock Connect on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
A-shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect and in accordance with applicable rules. In order to comply with applicable local market rules and to facilitate orderly operations of the Fund, including the timely settlement of Stock Connect trades placed by or on behalf of the Fund, BFA utilizes an operating model that will only be used by iShares ETFs with investments in A-shares through Stock Connect. Such operating model may reduce the risks of trade failures; however, it will also allow Stock Connect trades to be settled without the prior verification by the Fund. Accordingly, this operating model may subject the Fund to additional risks, including an increased risk of inadvertently exceeding certain trade or other restrictions or limits placed on the Fund and/or its affiliates, and a heightened risk of erroneous trades, which may negatively impact the Fund.
While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-shares listed on the SSE, the “SSE Securities,” and such eligible A-shares listed on the SZSE, the “SZSE Securities”), those A-shares may also lose such designation, and if this occurs, such A-shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the SEHK carries out pre-trade checks to ensure an investor has sufficient A-shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the Fund’s performance.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the Fund’s ability to access A-shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are
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closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance.
The Fund’s investments in A-shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. The Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the Fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted, and the Fund’s ability to achieve its investment objective may be adversely affected.
The Shanghai Connect program, launched in November 2014, and the Shenzhen Connect program, launched in December 2016, are both in their initial stages and do not have an extensive operating history. Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued or abolished. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.
A-Share Market Suspension Risk.
A-shares may only be bought from, or sold to, the Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund, as well as for Authorized Participants that create and redeem Creation Units of the
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Fund. The SSE and SZSE currently apply a daily limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time. This could increase the Fund’s tracking error and/or cause the Fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Given that the A-share market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units may also be disrupted.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of the Fund’s investments.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited
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size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the eurozone) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign
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debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in years past due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. In a referendum held on June 23, 2016, the United Kingdom (the “U.K.”) resolved to leave the EU (“Brexit”). The referendum has introduced significant uncertainties and instability in the financial markets as the U.K. negotiates its exit from the EU. The outcome of negotiations remains uncertain. U.K. businesses are increasingly preparing for a disorderly Brexit, and the consequences for European and U.K. businesses could be severe. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. may be less stable than it has been in recent years, and investments in the U.K. may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by varying political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the
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value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Risk of Investing in Saudi Arabia.   The ability of foreign investors (such as the Fund) to invest in Saudi Arabian issuers relatively untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. In addition, the Capital Market Authority (“CMA”) places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. These restrictions may be changed or new restrictions, such as licensing requirements, special approvals or additional foreign taxes, may be instituted at any time. The Fund may not be able to obtain or maintain any such licenses or approvals and may not be able to buy and sell securities at full value. Major disruptions or regulatory changes could occur in the Saudi Arabian market, any of which could negatively impact the Fund. These risks may be exacerbated, compared to more developed markets, given the limited history of foreign investment in the Saudi Arabian market. Investments in Saudi Arabia may also be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on additional foreign investments and repatriation of capital. Such heightened risks may include, among others, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Saudi Arabia has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur. Further, under income tax laws imposed by the General Authority of Zakat and Tax, dividends paid by a Saudi Arabian company to foreign stockholders are generally subject to a 5% withholding tax (different tax rates may apply pursuant to an applicable treaty). Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. In the recent past, the Saudi Arabian government has explored privatization and diversification of the economy in the wake of a diminished petroleum market.
Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persists, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Incidents involving a Middle Eastern country’s or the region’s security, including terrorism, may cause uncertainty in their markets and may adversely affect its economy and the Fund’s investments. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. Any sanctions could also result in the immediate freeze of Saudi Arabian securities and/or funds investing in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets. Such infrequent trading may adversely affect the pricing of these securities and the Fund’s ability to sell these securities in the future.
Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by military developments, government
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interventions in the marketplace, terrorism, extremist attitudes, attempted social or political reforms, religious differences, or other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence government policies regarding foreign investment. Further developments in U.S. relations with Saudi Arabia and other Middle-Eastern countries may affect these attitudes and policies. The U.S. is a significant trading partner of, or foreign investor in, Saudi Arabia. As a result, economic conditions of Saudi Arabia may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of Saudi Arabia and, as a result, securities to which the Fund has exposure. Political instability in North Africa and the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
Risk of Investing in the Aerospace and Defense Industry.  The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Biotechnology Industry.  Biotechnology companies depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. The loss or impairment of intellectual property rights may adversely affect the profitability of biotechnology companies. In addition, companies in the biotechnology industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The risks of high development costs may be exacerbated by the inability to raise prices as a result of managed care pressure, government regulation or price controls. Biotechnology companies can suffer persistent losses during the transition of new products from development to production or when products are or may be subject to regulatory approval processes or regulatory scrutiny and, as a consequence, the earnings of biotechnology companies may be erratic. Companies in the biotechnology industry are also exposed to the risk that they will be subject to products liability claims. Companies involved in the biotechnology industry may be subject to extensive government regulations by the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency and the U.S. Department of Agriculture, among other foreign and domestic regulators. Such regulation may significantly affect and limit biotechnology research, product development and approval of products.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
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Risk of Investing in the Chemicals Industry.  The success of companies in the chemicals industry can be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation. As regulations are developed and enforced, chemicals companies could be required to alter or cease production of a product, pay fines, pay for cleaning up a disposal site or agree to restrictions on their operations. In addition, chemicals companies may be subject to risks associated with production, handling, and disposal, as some of the materials and processes used by these companies involve hazardous components.
Risk of Investing in the Consumer Cyclical Industry.  The Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Defensive Industry.  The Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Durables Industry.  The consumer durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the consumer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the consumer durables industry may be strongly affected by social trends and marketing campaigns. Companies in the consumer durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Consumer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the consumer durables industry may face the risk of rapid obsolescence.
Risk of Investing in the Consumer Goods Industry.  Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be
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affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Services Industry.  The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in the Fund's portfolio becomes distressed, the Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter
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laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may
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result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Insurance Industry.  The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, social and political unrest, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Such risks may adversely affect the issuers to which the Fund has exposure. Companies in the materials sector
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are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Media Sub-Industry.  Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.
Risk of Investing in the Medical Equipment Industry.  Many companies in the medical equipment industry are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry are subject to regulatory approvals, and the process of obtaining such approvals is long and costly.
Risk of Investing in the Metals and Mining Industry.  The Fund may invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining industry companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, so the Fund’s investment in metals and mining industry companies may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, exchange rates, the success of exploration projects, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.
Risk of Investing in the Oil and Gas Industry.  Companies in the oil and gas industry are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil sub-industry or shifts in energy consumption may significantly impact companies in this industry. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas industry may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Risk of Investing in the Oil Equipment and Services Sub-Industry.  The profitability of companies in the oil equipment and services sub-industry is related to worldwide energy prices, exploration, and production spending. Companies in the oil equipment and services sub-industry may be adversely affected by natural disasters or other catastrophes. Companies in the oil equipment and services sub-industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil equipment and services sub-industry may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, imposition of import controls and increased competition. Companies in the oil equipment and services sub-industry may be adversely affected by oil deposits, technological developments and labor
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relations. Companies in the oil equipment and services sub-industry may be adversely affected by government regulation and intervention, negative perception and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil equipment and services sub-industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Risk of Investing in the Pharmaceuticals Industry.  Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Producer Durables Industry.  The producer durables industry includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technical obsolescence, government regulations, labor relations, delays in modernization, overall capital spending levels and product liability lawsuits.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as real estate investment trusts (“REITs”), real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
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Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
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Risk of Investing in the Retail Industry.  The retail industry may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail industry may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.
Risk of Investing in the Semiconductor Industry.  The Fund invests in semiconductor companies, which face intense competition, both domestically and internationally; such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
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Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BlackRock, Inc. has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BlackRock, Inc., including the Fund.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy and the BlackRock Proxy Voting Policies are attached as Appendices A1 and A2, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the
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Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, the Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market or evaluating such potential transactions. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of BFA, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, the Fund discloses its fixed-income and/or equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
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With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted the index using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.
The FTSE EPRA Nareit Indexes
Index Criteria and Methodology. The FTSE EPRA Nareit Developed Real Estate Index Series (“FTSE EPRA Nareit Indexes”) are primarily rule-based, but are also monitored by the applicable regional FTSE EPRA Nareit Global Index Advisory Committees. FTSE EPRA Nareit defines the “developed real estate markets” as: North America (including Canada and the U.S.), Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the U.K.), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea). In determining geographic allocations, FTSE EPRA Nareit primarily considers the company’s country of incorporation and listing. The FTSE EPRA Nareit Indexes are free float-adjusted market capitalization weighted.
To qualify for inclusion in the FTSE EPRA Nareit Indexes, a company must be a closed-end company and listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE EPRA Nareit. Also, companies must meet geographic financial standards demonstrating that a majority of a company’s earnings or bulk of total assets is the result of real estate activity as determined by FTSE EPRA Nareit. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The construction of residential homes for sale is considered relevant real estate in the Asia region only.
Index Maintenance and Issue Changes. The constituents of the FTSE EPRA Nareit Indexes are generally required to meet the following criteria where applicable: at the quarterly review, non-constituents must have an investable market capitalization of equal or greater than the amounts as determined by FTSE EPRA Nareit, and an existing constituent of the FTSE EPRA Nareit Indexes will be removed from the Indexes unless it has an investable market capitalization of above certain thresholds determined by FTSE EPRA Nareit.
Under normal circumstances, the quarterly review occurs on the Thursday following the first Friday of March, June, September and December, using data from the close of business on the last trading day of February, May, August and November. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.
In between reviews, a new issue with an investable market capitalization (i.e., after the application of investability weightings) of equal or greater than the amounts as determined by FTSE Nareit for the respective region will be included into the FTSE EPRA Nareit Indexes after the close of business on the fifth day of trading.
Index Availability. The FTSE EPRA Nareit Indexes are calculated in real time and generally published throughout the business day, and distributed primarily through global data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA Nareit Indexes are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.
FTSE EPRA Nareit Global REITs Index
Number of Components: approximately 295
Index Criteria and Methodology. The FTSE EPRA Nareit Global REITs Index Series (“FTSE EPRA Nareit Global Indices”) covers the world’s largest investment markets and is designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world. The FTSE EPRA Nareit Global Indices include a comprehensive
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and complementary set of sub-indices which range from regional and country indices, Dividend+ indices, Investment Focus indices, and a REIT and Non-REIT series. The FTSE EPRA Nareit Global Indices are free float-adjusted market capitalization weighted.
The FTSE EPRA Nareit Global Real Estate Index Series Supervisory Committee and Advisory Committees act as advisory bodies to FTSE as compiler of the indices. FTSE is responsible for the day-to-day management of the FTSE EPRA Nareit Global Indices.
The FTSE EPRA Nareit Global REITs and Non-REIT Indices are a subset of the FTSE EPRA Nareit Global Real Estate Index, subdividing the parent universe of real estate stocks into either the Global REIT Index for all constituents qualifying for REIT status, or into the Non-REIT Index which consists of all constituents domiciled in countries in which recognized REIT legislation does not exist, or which otherwise do not qualify for REIT status as determined by FTSE EPRA Nareit.
FTSE EPRA Nareit defines the Developed Real Estate markets as: North America (including Canada and the U.S.), Developed Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the U.K. (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, Singapore, and South Korea).
FTSE EPRA Nareit defines the Emerging Real Estate markets as: Emerging Americas (including Brazil, Chile, Colombia, Mexico, and Peru), Emerging Asia (including China, India, Indonesia, Malaysia, Pakistan, the Philippines, Taiwan, and Thailand), Emerging Europe, Middle East & Africa (including Czech Republic, Egypt, Greece, Hungary, Kuwait, Qatar, Russia, Saudi Arabia, South Africa, Turkey, and the United Arab Emirates).
In determining geographic assignments of individual stocks, FTSE EPRA Nareit considers the company’s country of incorporation and share listing, and its geographic sources of its most recent annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).
To qualify for inclusion in the FTSE EPRA Nareit Global Indices, a company must be a closed-end company and must be listed on an official exchange within an eligible country and meet certain minimum size and trading volume requirements as determined by FTSE EPRA Nareit. Eligible index components must also provide an audited financial report at least annually and in English which demonstrate that at least 75 percent of their total EBITDA is derived from relevant real estate activities in the previous full financial year, as determined by FTSE EPRA Nareit. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The construction of residential homes for sale is considered relevant real estate activities in the Asia Region and in Emerging Markets only. Limited liability partnerships and limited liability companies are not eligible for inclusion.
Index Maintenance and Issue Changes. The FTSE EPRA Nareit Global Real Estate Index Series is reviewed on a quarterly basis in March, June, September and December based on data as at the close of business on the Monday four weeks prior to the review effective date. Any constituent changes resulting from the periodic review will be implemented at the close of business on the third Friday (i.e., effective Monday) of March, June, September and December. Subsequent adjustments in stock weightings (including free float) will become effective at the same time.
Candidates for inclusion in the FTSE EPRA Nareit Global Indices at each quarterly review must meet certain regional weighting and minimum liquidity thresholds, as determined by FTSE EPRA Nareit. New issues meeting other Index inclusion requirements are eligible for inclusion on their fifth day of trading.
Existing components of the FTSE EPRA Nareit Global Indices will be removed at the quarterly review if their regional weighting falls below certain minimum thresholds. An Index component is removed immediately if it is delisted from its stock exchange, or if the company enters bankruptcy, becomes insolvent, or is liquidated.
All components of the FTSE EPRA Nareit Global Indices are screened for minimum liquidity on an annual basis in March of each year. The FTSE EPRA Nareit Global Indices are periodically reviewed for changes in free float, coinciding with each quarterly review.
Index Availability. Selected FTSE EPRA Nareit Global Real Estate Indices are calculated on a real time basis and generally published throughout the business day, and distributed primarily through global data vendors. Daily values are also made available on the FTSE website and the EPRA website. The FTSE EPRA Nareit Indices are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day), and WM/Reuters 4pm London
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Closing Spot Rates for currency values. The Indices are calculated every weekday when one or more of the constituent stock markets are open for trading.
Index Description. The FTSE EPRA Nareit Global REITs Index is designed to track the performance of publicly-listed REITs (or their local equivalents) in both developed and emerging markets. The index components must qualify for REIT (or its local equivalent) status in their country of domicile and meet certain liquidity, size and EBITDA requirements. Components are adjusted for free float and foreign ownership limits.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts (“REITs”), mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market
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indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of its Underlying Index or in depositary receipts representing component securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental policy such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
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The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 342 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald
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and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman[2] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (63)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Kerrigan (63)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director of BlackRock, Inc. (since 2006); Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (1992-2006).
Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark K. Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Head of International and of Corporate Strategy for BlackRock and Senior Managing Director of BlackRock, Inc. In addition, he is a member of BlackRock's Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Wiedman was the Global Head of iShares and Index Investments. Mr. Wiedman was previously the head of Corporate Strategy for BlackRock. Mr. Wiedman joined BlackRock in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also
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was a management consultant at McKinsey & Co., advising financial institutions in the U.S., Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member (since 2018) and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch
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& Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
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The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended April 30, 2018.
The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current
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Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met two times during the fiscal year ended April 30, 2018.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended April 30, 2018.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met four times during the fiscal year ended April 30, 2018.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended April 30, 2018.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended April 30, 2018.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met five times during the fiscal year ended April 30, 2018.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
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The following table sets forth, as of December 31, 2018, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark K. Wiedman	iShares Core Aggressive Allocation ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares iBonds Sep 2019 Term Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2020 Term Muni Bond ETF	Over $100,000
	iShares National Muni Bond ETF	Over $100,000
	iShares New York Muni Bond ETF	Over $100,000
	iShares Short Maturity Municipal Bond ETF	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core High Dividend ETF	$1-$10,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core S&P U.S. Growth ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol Global ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol USA ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol USA Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI USA Momentum Factor ETF	$10,001-$50,000
	iShares PHLX Semiconductor ETF	$10,001-$50,000
	iShares U.S. Consumer Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Pharmaceuticals ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$10,001-$50,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Short Maturity Bond ETF	$1-$10,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000
As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2019, each current Independent Trustee is paid an annual retainer of $375,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended April 30, 2018 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2017.
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Name	iShares Global REIT ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	$238	Not Applicable	Not Applicable	361,764
Richard L. Fagnani[1]	236	Not Applicable	Not Applicable	256,250
Cecilia H. Herbert	262	Not Applicable	Not Applicable	375,000
Charles A. Hurty[2]	249	Not Applicable	Not Applicable	376,764
John E. Kerrigan	238	Not Applicable	Not Applicable	350,000
Drew E. Lawton[3]	236	Not Applicable	Not Applicable	337,500
John E. Martinez	238	Not Applicable	Not Applicable	350,000
Madhav V. Rajan	241	Not Applicable	Not Applicable	362,500

Interested Trustees:

Robert S. Kapito	$ 0	Not Applicable	Not Applicable	$0
Mark K. Wiedman	0	Not Applicable	Not Applicable	0

[1]	Compensation from the Fund and Total Compensation from the Fund and the Fund Complex, as applicable, is shown for Richard L. Fagnani for his services as an Advisory Board Member for the period from May 1, 2017 to June 18, 2017, and for his services as an Independent Trustee for the period from June 19, 2017 (date of his election to the Board of the Trust, iShares, Inc. and iShares U.S. ETF Trust) to April 30, 2018.
[2]	Served as an Independent Trustee through December 31, 2018.
[3]	Compensation from the Fund and Total Compensation from the Fund and the Fund Complex, as applicable, is shown for Drew E. Lawton for his services as an Advisory Board Member for the period from May 1, 2017 to June 18, 2017, and for his services as an Independent Trustee for the period from June 19, 2017 (date of his election to the Board of the Trust, iShares, Inc. and iShares U.S. ETF Trust) to April 30, 2018.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees or the Advisory Board of iShares U.S. ETF Trust and the Board of Directors or the Advisory Board of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of July 31, 2018.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of July 31, 2018, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:
Name and Address	Percentage of Ownership
JPMorgan Chase Bank, National Association 500 Stanton Christiana Road Newark, DE 19713	33.31%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	18.41%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	6.68%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.14%
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Name and Address	Percentage of Ownership
TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.87%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio
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managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of
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the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which the Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Fund. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk
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of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services
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BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit the Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by
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subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
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BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
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BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Fund and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Services, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
The Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the
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mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against the Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
The following table sets forth the management fee at the annual rate (as a percentage of the Fund's average daily net assets) BFA received from the Fund for the fiscal year ended April 30, 2018 and the management fees (net of waivers) the Fund paid BFA for the fiscal years noted:
Management Fee for the Fiscal Year Ended April 30, 2018	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended April 30, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended April 30, 2017	Management Fees Paid Net of Waivers for Fiscal Year Ended April 30, 2016
0.14%	07/08/14	$816,359	$339,671	$76,414
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the
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Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of April 30, 2018, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Rachel Aguirre
Types of Accounts	Number	Total Assets
Registered Investment Companies	188	$744,943,000,000
Other Pooled Investment Vehicles	2	1,554,000,000
Other Accounts	19	60,164,000,000

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	259	$1,087,468,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	287	$1,139,616,000,000
Other Pooled Investment Vehicles	2	1,554,000,000
Other Accounts	0	N/A

Alan Mason
Types of Accounts	Number	Total Assets
Registered Investment Companies	358	$1,222,762,000,000
Other Pooled Investment Vehicles	3	5,782,000,000
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	353	$1,203,407,000,000
Other Pooled Investment Vehicles	17	2,417,000,000
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number	Total Assets
Registered Investment Companies	130	$666,089,000,000
Other Pooled Investment Vehicles	7	97,000,000
Other Accounts	2	541,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that constitute those indexes or through a representative
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sampling of the securities and other financial instruments that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2018:
Rachel Aguirre
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

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Alan Mason
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of April 30, 2018.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc., the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc. Performance is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. In most cases, benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock, Inc.’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are: a combination of S& P 500 Index, FTSE World ex-US Index, ICE BofAML Current 5-Year U.S. Treasury Index and FTSE Non-U.S. Dollar World Government Bond Index.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock, Inc. investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred
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BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the portfolio managers of the Fund are eligible to participate in these plans.
As of April 30, 2018, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is
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required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by BFA to State Street for the fiscal years noted:
Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2017	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2016
07/08/14	$53,157	$24,620	$20,733
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
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Effective January 1, 2019, (i) the iShares international equity funds, such as the Fund, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable international equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
Effective January 1, 2019, (i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Fund by BTC in the most recent fiscal year ended April 30, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during its most recent fiscal year ended April 30, 2018.
Fund	iShares Global REIT ETF
Gross income from securities lending activities	$429,318
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	27,138
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Fund	iShares Global REIT ETF
Cash collateral management expenses not included in securities lending income paid to BTC	10,372
Administrative fees not included in securities lending income paid to BTC	0
Indemnification fees not included in securities lending income paid to BTC	0
Rebates (paid to borrowers)	272,793
Other fees not included in securities lending income paid to BTC	0
Aggregate fees/compensation for securities lending activities	310,303
Net income from securities lending activities	119,015
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products over other investments. The same
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conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localizes the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, E*Trade Securities LLC, FDx Advisors, Inc., Ladenburg Thalmann Advisor Network LLC, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
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Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of business on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are
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valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs that invest in components of the Underlying Index) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent
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periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the
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full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Fund anticipates that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry,
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country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
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The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are principally due to increases or decreases in the Fund’s assets over those periods or the magnitude of changes to the components of the Fund's Underlying Index:
Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2018	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2017	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2016
07/08/14	$27,303	$5,767	$1,923
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended April 30, 2018.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:
Fiscal Year ended April 30, 2018	Fiscal Year ended April 30, 2017
7%	5%
Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer's agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.
Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order may, depending on the timing of the transaction and certain other factors, require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer, with its affiliated broker-dealer or with a third-party broker-dealer. The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the
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Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual Execution Performance Guarantee.
To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used and the expected amount of any Execution Performance Deposit or Execution Performance Offset for the Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 265 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or
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take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any
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time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund will be seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of May 31, 2018:
Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$1,269,000
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
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The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process (as discussed below) or that the Authorized Participant is not able to trade due to a trading restriction. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws or in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Fund are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant will also be required to pay certain transaction fees and charges for cash purchases, as described below, and, if transacting as broker with the Fund, may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust
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does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences
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to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
If the daily quota, which limits the maximum net purchases under Stock Connect each day, and the RQFII quota allocation for the Fund are insufficient to meet investor demand for Fund shares, BFA may reject creation orders.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate non-U.S. market holiday schedules (as discussed in Appendix B of this SAI), to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Fund. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by the Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. If a purchase consists of a cash portion, the Authorized Participant may also be required to pay an additional transaction charge (up to the maximum amount shown below) to cover brokerage and certain other costs related to the creation transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
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The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$2,700	7.0%

*	As a percentage of the net asset value per Creation Unit.
If a purchase consists of a cash portion and the Fund places a brokerage transaction to purchase portfolio securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units partially for cash. However, the Fund reserves the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units partially for cash. The Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.
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Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Fund are generally redeemed partially for cash), to the extent that cash redemptions are offered, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant will also be required to pay certain transaction fees and charges for cash redemptions, as described below, and, if transacting as broker with the Fund, may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer, processing and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged on each Creation Unit redeemed by an Authorized Participant on the day of the transaction. The standard redemption transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being redeemed, but may be reduced by the Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists of a cash portion, the Authorized Participant may also be required to pay an additional transaction charge (up to the maximum amount shown below) to cover brokerage and certain other costs related to the redemption transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$2,700	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
If a redemption consists of a cash portion and the Fund places a brokerage transaction to sell portfolio securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
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A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within two Business Days (i.e., “T+2”). However, the Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle redemption transactions on a basis other than T+2 in order to accommodate non-U.S. market holiday schedules (as discussed in Appendix B to this SAI), to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. Appendix B of this SAI identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in Appendix B of this SAI to be the maximum number of days necessary to deliver redemption proceeds.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Fund generally will be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B to this SAI in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than the time specified by the Fund or its custodian on the day after the date of submission of such redemption request and shall be
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held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.
Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on the Fund, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisors regarding the implications of the Tax Act on their investment in the Fund.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net
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income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
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As of April 30, 2018, the tax year-end of the Fund, the Fund had non-expiring capital loss carryforwards in the amount of $694,159 available to offset future realized capital gains.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a
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buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.
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These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019, on which taxpayers may currently rely, permit a
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RIC paying dividends attributable to such income to pass through this special treatment to its shareholders. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
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Passive Foreign Investment Companies.  If the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to the Fund unless such amounts were also distributed to the Fund.
Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole
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or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences
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of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Mutual Funds and iShares ETFs1 Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
October 1, 2018
The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines1, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

[1]	iShares ESG 1-5 Year USD Corporate Bond ETF, iShares ESG MSCI EAFE ETF, iShares ESG MSCI EM ETF, iShares ESG MSCI USA ETF, iShares ESG MSCI USA Leaders ETF, iShares ESG MSCI USA Small-Cap ETF, iShares ESG U.S. Aggregate Bond ETF, iShares ESG USD Corporate Bond ETF, iShares Global Green Bond ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Global Impact ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI Peru ETF and iShares MSCI USA ESG Select ETF have separate Proxy Voting Policies.
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Appendix A2 – BlackRock Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance Guidelines & Engagement Principles
January 2019
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INTRODUCTION TO BLACKROCK
BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
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•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will
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seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
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Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
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Environmental and social issues
It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.
We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
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In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
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Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not
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have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
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Appendix B - Regular Holidays and Redemptions
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies and delivery cycles for transferring securities to redeeming investors may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein in the future.
In calendar year 2019 (the only year for which holidays are known at the time of filing of this SAI), the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):
2019
Australia
January 1	April 25	December 26
January 28	June 10	December 31^
April 19	December 24^
April 22	December 25
^ Early closing.
Belgium
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Canada
January 1	July 1	November 11
February 18	August 5	December 25
April 19	September 2	December 26
May 20	October 14

China
January 1	February 8	October 1
February 4	April 5	October 2
February 5	May 1	October 3
February 6	June 7	October 4
February 7	September 13	October 7

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China Connect – Stock Connect
January 1	April 22	October 2
February 4	May 1	October 3
February 5	May 10	October 4
February 6	May 13	October 7
February 7	June 7	December 24
February 8	June 28	December 25
April 5	July 1	December 26
April 18	September 13
April 19	October 1

France
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Germany
January 1	June 10	December 26
April 19	October 3	December 31
April 22	December 24
May 1	December 25

Greece
January 1	April 22	June 17	December 25
March 11	April 26	August 15	December 26
March 25	April 29	October 28
April 19	May 1	December 24

Hong Kong
January 1	April 19	October 1
February 4^	April 22	October 7
February 5	May 1	December 24^
February 6	May 13	December 25
February 7	June 7	December 26
April 5	July 1	December 31^
^ Early closing.
Indonesia
January 1	May 1	June 6
February 5	May 30	June 7
March 7	June 3	December 24
April 3	June 4	December 25
April 19	June 5	December 31
Ireland
January 1	May 6	December 25
April 19	June 3	December 26
April 22	August 5
May 1	October 28

Italy
January 1	May 1	December 25
April 19	August 15	December 26
April 22	December 24	December 31

Japan
January 1	April 30	September 16
January 2	May 1	September 23
January 3	May 2	October 14
January 14	May 3	October 22
February 11	May 6	November 4
March 21	July 15	December 31
April 29	August 12
The government of Japan has promulgated and enforced a decree that designates the day of the new Emperor's Accession to the Throne and the day of the Enthronement Ceremony as national holidays (Act No. 99 of 2018). Accordingly, October 22, 2019 has been deemed a non-business day by the Japan Exchange Group, Inc.
Malaysia
January 1	May 20	September 2
January 21	May 22	September 9
February 4^	June 4^	September 16
February 5	June 5	October 28
February 6	June 6	December 25
May 1	August 12
^ Early closing.
Mexico
January 1	April 19	December 12
February 4	May 1	December 25
March 18	September 16
April 18	November 18
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The Netherlands
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
New Zealand
January 1	April 22	December 25
January 2	April 25	December 26
February 6	June 3
April 19	October 28

Singapore
January 1	May 1	August 12
February 5	May 20	October 28
February 6	June 5	December 25
April 19	August 9

South Africa
January 1	May 1	December 16
March 21	June 17	December 25
April 19	August 9	December 26
April 22	September 24

Spain
January 1	May 1	December 26
April 19	December 24^	December 31^
April 22	December 25
^ Early closing.
Thailand
January 1	May 1	October 14
February 19	May 20	October 23
April 8	July 16	December 5
April 15	July 29	December 10
April 16	August 12	December 31
Turkey
January 1	June 6	August 14
April 23	June 7	August 30
May 1	July 15	October 28^
June 4^	August 12	October 29
June 5	August 13
^ Early closing.
The United Kingdom
January 1	May 27	December 25
January 2	August 5	December 26
April 19	August 26	December 31^
April 22	December 2
May 6	December 24^
^ Early closing.
The U.S. Bond Market
January 1	May 27	November 28
January 21	July 3^	November 29^
February 18	July 4	December 24^
April 18^	September 2	December 25
April 19	October 14	December 31^
May 24	November 11

^	The U.S. bond market has recommended early close.
Redemptions  The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Fund as follows:
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2019
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8

China	01/30/19	02/11/19	12
	01/31/19	02/12/19	12
	02/01/19	02/13/19	12
	09/26/19	10/08/19	12
	09/27/19	10/09/19	12
	09/30/19	10/10/19	10

China Connect – Stock Connect	02/01/19	02/11/19	10
	09/30/19	10/08/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Japan	04/24/19	05/07/19	13
	04/25/19	05/08/19	13
	04/26/19	05/09/19	13
	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Malaysia	01/30/19	02/07/19	8
	01/31/19	02/08/19	8

New Zealand	04/18/19	04/26/19	8

*	These worst-case redemption cycles are based on information regarding regular holidays available as of January 18, 2019, which may be out of date as of the date of this SAI. Based on changes in holidays, longer (worse) redemption cycles are possible. Further, regional holidays, the treatment by market participants of certain days as unofficial holidays (including days on which no or limited securities transactions occur as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
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IS-SAI-04e-0619